QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Anacomp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January     , 2004

Dear Shareholder:

        This year's annual meeting of shareholders will be held on February    , 2004 at             a.m. Pacific Time, at Anacomp's principal offices, 15378 Avenue of Science, San Diego, CA 92128. You are cordially invited to attend.

        The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        It is important that you use this opportunity to take part in the affairs of Anacomp by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed white proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

        A copy of Anacomp's Annual Report to Shareholders for 2003 (which includes our Annual Report on Form 10-K) is also enclosed for your information. At the annual meeting we will review Anacomp's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Edward P. Smoot
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY     , 2004

TO THE SHAREHOLDERS:

        Notice is hereby given that the annual meeting of the shareholders of Anacomp, Inc., an Indiana corporation, will be held on February    , 2004 at              a.m. Pacific Time, in the Conference Center at our principal offices located at 15378 Avenue of Science, San Diego, CA 92128, for the following purposes:

  1.
  To elect seven directors to hold office for a one-year term and until their respective successors are elected and qualified.

  2.
  To approve an amendment to our Amended and Restated Articles of Incorporation to delete Section 3 of Article VII thereof.

  3.
  To approve the adoption of the 2004 Outside Director Compensation Plan.

  4.
  To approve the adoption of the Employee Stock Bonus Plan.

  5.
  To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending September 30, 2004.

  6.
  To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

  7.
  To transact such other business as may properly come before the meeting.

        Shareholders of record at the close of business on January 12, 2004 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

                        By Order of the Board of Directors

                        Paul J. Najar
                         Executive Vice President, Administration, General Counsel and Secretary

San Diego, California
January     , 2004

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed white proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

i

ii

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

        The accompanying proxy is solicited by the Board of Directors of Anacomp, Inc., an Indiana corporation, for use at its annual meeting of shareholders to be held on February    , 2004, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the enclosed proxy are being mailed to shareholders on or about January    , 2004. Unless the context requires otherwise, references to "we," "us," "our" and Anacomp refer to Anacomp, Inc.

SOLICITATION AND VOTING

        Voting Securities.    Only shareholders of record as of the close of business on January 12, 2004 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had outstanding                  shares of Class A Common Stock and 4,034 shares of Class B Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each shareholder of record as of January 12, 2004 is entitled to one vote for each share of Class A Common Stock or Class B Common Stock held. Unless the context requires otherwise, references to common stock refer to both Class A Common Stock and Class B Common Stock. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        Broker Non-Votes.    A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the choice of independent auditors. Non-routine matters generally include the election of directors when there is a solicitation of proxies for nominees proposed by a shareholder and approval of equity compensation plans.

        Solicitation of Proxies.    We will bear the cost of soliciting proxies. In addition to soliciting shareholders by mail, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. Certain information regarding our directors and officers who may solicit proxies is attached to this Proxy Statement as Appendix C. In addition, we have engaged the services of Mackenzie Partners, Inc. ("Mackenzie"), a proxy solicitation firm, to solicit proxies. We will pay a fee for such services, which we expect will not exceed $                        , plus reasonable out-of-pocket expenses. Mackenzie anticipates it will use approximately    persons in such solicitation. Although no precise estimate can be made at this time, we anticipate the aggregate amount we will spend in connection with the solicitation of proxies will be $            , of which approximately $            has been incurred to date. This amount includes fees payable to Mackenzie, but excludes salaries and expenses of our officers, directors and employees and the normal expenses of an uncontested election. The aggregate amount to be spent will vary depending on, among other things, any development that may occur in the proxy contest described below.

        Voting of Proxies.    All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the election of Anacomp's director nominees and FOR proposals 2, 3, 4, 5 and 6. A shareholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Anacomp a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

NOMINATIONS BY LLOYD MILLER

        In a letter dated September 24, 2003 (the "Miller Notice"), Lloyd I. Miller III notified us that he intends to nominate three individuals, including himself, for election to our Board. Mr. Miller's notice states that his other two nominees are Mr. Raymond L. Steele and Mr. Frank A. Bellis Jr. Mr. Miller filed the Miller Notice with the Securities and Exchange Commission in an amendment to a Schedule 13D dated September 25, 2003, which was refiled under Rule 14a-12 on October 9, 2003. That filing contains Mr. Miller's information regarding his nominees.

        The Board is convinced that the election of Mr. Miller and his slate of directors would run directly counter to the best interests of the Anacomp shareholders. The Board is fully committed to maximizing value for all Anacomp shareholders. The Board believes a change at this time would be highly disruptive to the operations of Anacomp and could raise significant concerns with current and future customers and business partners. It would also be very unsettling to our key management, sales staff and other service personnel, who represent a unique and very important asset to Anacomp.

        The Board of Directors has noted that Mr. Miller is a twice former director who has publicly criticized certain decisions of the Board of Directors since the end of his most recent tenure and who wishes to replace, with himself and his own designees, not only two current independent directors whom the Board of Directors views as qualified for service by reason of their business experience and service on other boards of directors but also the individual who has chaired the Board of Directors throughout the challenging period since we emerged from our Chapter 11 reorganization proceedings. The Board of Directors believes that the election of the Miller slate (in whole or part) would create the appearance, and quite possibly the reality, of a factionalized board of directors that is deeply, and potentially irreconcilably, divided over issues relating to Anacomp's future direction and unable to deliberate in a collaborative manner to reach a consensus on important strategic issues.

        The current Board of Directors places a high value on the ability of each of its members to exercise independent business judgment as to what is in the best interests of shareholders and other core constituencies of Anacomp. However, the current Board of Directors also believes that a board of directors consisting of members of two competing slates of nominees poses a real and substantial risk—likely to be perceived as such by those that work for, do business with, lend money to, or invest in Anacomp—of a discordant board of directors impaired in its ability to develop, implement and articulate a coherent and consistent business plan in the best interests of the totality of our shareholders.

        Those members of the Anacomp slate who are elected have advised us of their intention to continue to work diligently in what they perceive to be the best interests of all shareholders. Nevertheless, the current directors believe that splitting the Board of Directors into two factions by electing the Miller slate (in whole or part) could impair the Board of Directors' effectiveness in discharging its stewardship and oversight role and in any event would seriously risk undermining confidence in Anacomp's ability to maintain progress in our business. The current members of our Board of Directors believes that such confidence is vital to the retention of employees, the maintenance of existing business relationships and development of new ones, and the enhancement of shareholder value.

        We are not responsible for the accuracy of any information provided by or relating to Mr. Miller contained in the Miller Notice, in any proxy materials filed or disseminated by Mr. Miller or any other statement he may make.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE THEIR PROXY CARD IN FAVOR OF THE ANACOMP NOMINEES DESCRIBED IN PROPOSAL 1 BELOW, NOT VOTE IN FAVOR OF MR. MILLER'S NOMINEES AND DISREGARD ANY PROXY CARDS FROM MR. MILLER.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have a Board of Directors consisting of seven directors who serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms expire at that annual meeting. Directors Ralph B. Bunje, Jr. and David E. Orr resigned from the Board of Directors on November 15, 2003 and were replaced by unanimous consent of the Board with Mark Holdsworth and James McGovern.

        Messrs. Bunje and Orr resigned to accommodate our Board of Directors' desire, without increasing the total number of directors (which our Board of Directors believed was appropriate at the present time for a company of our size, financial resources and needs), to add Messrs. Holdsworth and McGovern as directors after their qualifications had been reviewed by the Nominating and Governance Committee, completing the reconstitution of the Board of Directors as comprised on January 1, 2002 under our court-approved plan of reorganization.

        The terms of each of the current directors will expire on the date of the upcoming annual meeting on February    , 2004. Accordingly, seven persons are to be elected to serve as directors at the meeting. Anacomp's nominees for election by the shareholders to those positions are Edward P. Smoot, Jeffrey R. Cramer, Gary J. Fernandes, Mark K. Holdsworth, Fred G. Jager, James F. McGovern, and Michael E. Tennenbaum. If elected, the nominees will serve as directors until our Annual Meeting of Shareholders in 2005 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee(s) as we may designate.

        Our Board of Directors deems all of the foregoing directors to be "independent directors" under Rule 4200(a)(15) of the Nasdaq Stock Market except Edward P. Smoot and Jeffrey R. Cramer.

        The Board of Directors recommends a vote "FOR" the nominees named in the paragraph above.

        If a quorum is present, the seven nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes have no effect on the election of directors.

        The following table sets forth the nominees for director to be elected at this meeting and information with respect to their ages and background. Each of these nominees has consented to be named on this proxy statement and to serve if elected.

Name	Position With Anacomp	Age	Director Since
Edward P. Smoot	Chairman of the Board of Directors	66	November 2, 2001
Jeffrey R. Cramer	President and CEO	50	February 25, 2003
Gary J. Fernandes	Director	60	February 25, 2003
Mark K. Holdsworth	Director	38	November 15, 2003
Fred G. Jager	Director	65	February 25, 2003
James F. McGovern	Director	57	November 15, 2003
Michael E. Tennenbaum	Director	68	February 25, 2003

        Edward P. Smoot was elected President and Chief Executive Officer of Anacomp on August 10, 2000 and Chairman of the Board on November 2, 2001. Mr. Smoot resigned from his position as President effective March 18, 2002 and from his position as Chief Executive Officer effective as of September 30, 2002. Prior to joining Anacomp, Mr. Smoot was President and Chief Executive Officer of Nelco International from 1993 until 1999.

        Jeffrey R. Cramer was elected our Chief Executive Officer on October 1, 2002 and our President on March 18, 2002. He previously served as our Senior Vice President-Technical Services from August 13, 1997 until his election as President. Mr. Cramer joined us in July 1996 with our acquisition of COM Products, Inc., referred to as CPI, a microfiche supply company, and served as our Senior Vice President-Business Development from February to August 1997. Mr. Cramer had served as President of CPI since March 1987.

        Gary J. Fernandes became a member of our Board of Directors in February 2003. Mr. Fernandes retired as Vice Chairman of Electronic Data Systems Corporation ("EDS"), a global information technology services company, in 1998, after serving as Senior Vice President and Director from 1984 to 1996 and 1981 to 1998, respectively, and as Chairman of EDS' A.T. Kearney management consulting services subsidiary from 1995 to 1998. After retiring from EDS, Mr. Fernandes founded Convergent Partners, Ltd., a venture capital partnership, and was a partner of Convergent from January to December 1999. He served from 2000 to July 2002 as Chairman of GroceryWorks and since 2001 as Advisory Director of MHT Partners and as Chairman of FLF Real Estate Ventures. In 1999 Mr. Fernandes founded Voyagers The Travel Store Holdings, Inc., a chain of travel agencies, and was president and sole shareholder of Voyagers. As a result of a down turn in travel after September 11, 2001, Voyagers filed Chapter 7 bankruptcy in the Northern District of Texas on October 4, 2001. Mr. Fernandes currently serves on the Board of Directors of 7-eleven, Inc., a worldwide operator, franchisor and licensor of convenience stores, BancTec, Inc., a privately held systems integration, manufacturing and services company, and webMethods, Inc., a Nasdaq listed company that provides software and services for end-to-end integration solutions.

        Mark K. Holdsworth became a member of our Board of Directors in November 2003. Since 1999, Mr. Holdsworth has been a managing partner and founder of Tennenbaum Capital Partners, L.L.C., a private investment firm. Prior to founding Tennenbaum Capital Partners, L.L.C., Mr. Holdsworth also served as founding principal of Tennenbaum & Co. LLC from 1996 to 1998. Mr. Holdsworth served as Vice President, Corporate Finance of US Bancorp Libra, a high yield debt securities investment banking boutique, from 1994 to 1996. Mr. Holdsworth is currently a director of Pemco Aviation Group, Inc. ("Pemco"), a Nasdaq listed aircraft maintenance and modification company, and Chair of Pemco's Finance Committee.

        Fred G. Jager became a member of our Board of Directors in February 2003. Mr. Jager is founder, President and Chief Executive Officer of Hunter Wise Financial Group LLC and Hunter Wise Securities, LLC, an NASD broker-dealer, from April 1999 to present. From 1998 until 1999, Mr. Jager was Executive Vice President of Shoreline Pacific Equity, Ltd., an investment banking firm. From 1986 to 1998, he was employed in various executive capacities with Geneva Corporate Finance Inc., a financial services company, serving the last three years there as President. Mr. Jager also founded Jager & Company, Inc., a regional investment banker based in Denver. Mr. Jager currently serves on the Board of Directors of International Corporate Finance Group and Structural Capital Markets L.L.C.

        James F. McGovern became a member of our Board of Directors in November 2003. Mr. McGovern has been the Senior Managing Director of El Camino Capital Group, a private equity partnership, since 2002. Prior to joining El Camino Capital Group, he served as Chief Executive Officer and President of Calpoint, L.L.C., a privately held telecommunications company from 2001 to 2002. Mr. McGovern was also President of Teledyne Brown Engineering, a high technology systems integration company, from 1989 to 1997. From 1986 to 1989, Mr. McGovern was Under Secretary and Acting Secretary of the United States Air Force with direct responsibility for all worldwide activities of its one million civilian and military personnel and its nearly $100 billion budget.

        Michael E. Tennenbaum became a member of our Board of Directors in February 2003. Mr. Tennenbaum has been the Managing Member of Tennenbaum & Co., LLC, a private investment firm, since its inception in June 1996 and is the Senior Managing Partner of Tennenbaum Capital Partners, LLC. Mr. Tennenbaum currently serves as the Chairman of the Board of Pemco, a Nasdaq listed aircraft maintenance and modification company, as Vice Chairman of Party City Corporation, a publicly-traded retailer of party goods and supplies, and on the Board of Directors of several privately held companies. From February 1993 until June 1996, Mr. Tennenbaum was a Senior Managing Director of Bear, Stearns & Co., Inc., an investment bank, and also held the position of Vice Chairman, Investment Banking.

  Board Meetings and Committees

        The Board of Directors held eight meetings during the fiscal year ended September 30, 2003. The Board of Directors has an Audit Committee, a Compensation Committee, a Strategic Planning Committee, and a Nominating and Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors on which such director served that were held during that period.

        The members of the Audit Committee during fiscal year 2003 were Ralph B. Bunje, Jr., Gary J. Fernandes and Fred G. Jager. The functions of the Audit Committee are set forth in a written charter adopted by our Board of Directors that is attached to this proxy statement as Appendix A. These functions include reviewing and reporting to the Board of Directors upon (i) the financial reports and other financial information provided by us to any governmental body or to the public, (ii) our systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and (iii) our auditing, accounting and financial reporting processes in general. In addition, the Audit Committee serves as an independent and objective party to monitor our financial reporting process and internal control systems, reviews and appraises the audit efforts and independence of our auditors, and provides an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors. The Audit Committee held six meetings during the fiscal year 2003. In the opinion of our Board of Directors, Mr. Jager is qualified as an "Audit Committee Financial Expert" as defined in the instructions to Regulation S-K, Section 401(h).

        The members of the Compensation Committee during fiscal year 2003 were David E. Orr, Gary J. Fernandes and Michael E. Tennenbaum. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning compensation and benefits of all of our executive officers, administers our stock option plan and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee held three meetings during the fiscal year ended September 30, 2003.

        The members of the Strategic Planning Committee during fiscal year 2003 were Jeffrey R. Cramer, Gary J. Fernandes, Fred G. Jager and Edward P. Smoot. The Strategic Planning Committee assists the Board of Directors in managing our strategic planning and marketing. The Strategic Planning Committee held three meetings during the fiscal year ended September 30, 2003.

        The members of the Nominating and Governance Committee during fiscal year 2003 were Edward P. Smoot, Ralph B. Bunje, Jr. and David E. Orr. The charter of the Nominating and Governance Committee is attached to this Proxy Statement as Appendix B. The Nominating and Governance Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors and management. The Nominating and Governance Committee held one meeting during the fiscal year ended September 30, 2003.

        Although our securities are not traded on The Nasdaq Stock Market, for purposes of assessing director independence the Board of Directors uses the definition of "independence" contained in current Rule 4200(a)(15) of The Nasdaq Stock Market. Each of the members of the Audit and Compensation Committees and two of the three members of the Nominating and Governance Committee are "independent" under this Rule, and each of the members of the Audit Committee meets the heightened criteria for independence applicable to members audit committees under Rule 4350(d)(2)(A).

  Director Nominations

        Nominations of candidates for election as directors may be made by the Board of Directors or by shareholders. The Nominating and Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors.

        Shareholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our Bylaws. The complete description of the requirements for shareholder nomination of director candidates is contained in the Bylaws. In summary, assuming (i) we held an annual meeting the previous year and (ii) the date of the next meeting is within 30 days of the date of the meeting for the previous year, a shareholder desiring to nominate one or more candidates for election at the next annual meeting must submit written notice of such nomination to the Corporate Secretary at least 120 days in advance of the date that we released our proxy statement in connection with the annual meeting held in the previous year. That deadline for submission of any director nominations by shareholders for the next annual meeting is also set forth in the Proxy Statement for each annual meeting.

        Shareholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

  •
  the shareholder's name and address;

  •
  a representation that the shareholder is a shareholder of record on the date of the nomination;

  •
  a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

  •
  a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder;

  •
  any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC's proxy rules; and

  •
  the consent of each nominee to serve as a director if so elected.

        The Board of Directors has not determined whether it needs to adopt any formal policies with respect to the consideration by the Nominating and Governance Committee of recommendations by shareholders of director candidates. Evaluation of any such recommendations is the responsibility of the Nominating and Governance Committee under its charter. In the event of any shareholder recommendations, the Nominating and Governance Committee would evaluate the person recommended in the same manner as other persons considered by that committee. After reviewing the materials submitted by a shareholder, if the Nominating and Governance Committee believes that the person merits additional consideration, the Committee (or individual members) would interview the potential nominee and conduct appropriate reference checks. The Nominating and Governance Committee would then determine whether to recommend to the Board of Directors that the Board nominate and recommend election of such person at the next annual meeting. Shareholders may submit in writing recommendations for consideration by the Nominating and Governance Committee to the attention of our Corporate Secretary at 15378 Avenue of Science, San Diego, CA 92128. Recommendations should contain a detailed discussion of the qualifications of each recommended candidate and any other material information the shareholder wants the Nominating and Governance Committee to consider.

        In evaluating potential director nominees, the Nominating and Governance Committee considers the following factors:

  •
  commitment to ethical conduct as evidenced through the person's business associations, service as a director or executive officer of other organizations, and/or education;

  •
  objective perspective and mature judgment developed through business experiences and/or educational endeavors;

  •
  the candidate's ability to work with other members of the Board of Directors and management to further our goals and increase shareholder value;

  •
  the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

  •
  demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities; and

  •
  the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors.

        The Nominating and Governance Committee's goal is to recommend candidates for the Board of Directors that bring a variety of perspectives and skills derived from high quality business and professional experience. At the same time, the Nominating and Governance Committee and the entire Board of Directors recognize that larger numbers of directors create additional challenges and expense and believe that the current right size for our Board of Directors is approximately seven members.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of Anacomp and its shareholders. The Nominating and Governance Committee does, however, believe it appropriate for at least one member of the Board of Directors to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of the Board of Directors should meet the definition of "independent director" under the Nasdaq rules. The Nominating and Governance Committee has also generally felt it was appropriate for the CEO to participate as a member of the Board of Directors.

        If any member of the Board of Directors is not interested in continuing to serve or if the Board of Directors determines that there is a need for directors with different skills or perspectives, the members of the Board of Directors are polled to determine if they know of potential candidates meeting these criteria. We have not required the services of third parties to identify potential nominees, although we reserve the right to retain a search firm in the future, if necessary. We typically engage a third party to perform a background check, using publicly available information, to determine whether a new candidate for election as director has any issues that should be considered in the Board of Directors' evaluation of his or her candidacy.

        Prior to 120 days in advance of the date of the Proxy Statement for last year's annual meeting, we did not receive any recommendations from shareholders for potential director candidates. However, as discussed earlier, Mr. Lloyd Miller, who directly or indirectly owns greater than 5% of our common stock, submitted director nominations in accordance with the Bylaws for himself, Mr. Raymond Steele and Mr. Frank Bellis, Jr.

  Communications with the Board of Directors

        Shareholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:

Name of the Director(s) c/o Corporate Secretary Anacomp, Inc. 15378 Avenue of Science San Diego, CA 92128 Fax: (858) 716-3771

        Communications from our shareholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

        The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a Committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with our General Counsel.

        We do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Shareholders, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting of Shareholders at a time and date to permit attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law. To facilitate attendance and reduce travel costs, we generally schedule our Annual Meeting to occur immediately before a periodic meeting of the Board of Directors. Of the seven directors then in office, four attended the 2003 Annual Meeting of Shareholders, although the three directors who did not attend were not candidates for reelection and would not have participated in the Board of Directors meeting held that day.

  Our Corporate Governance Guidelines

        Our Board of Directors has undertaken an ongoing review of our corporate governance practices and, as a step in that process, has adopted a number of principles that are reflected in Appendix F to this proxy statement. The Board of Directors, through its Nominating and Governance Committee, intends to continue to evaluate our corporate governance in order to be in a position to convey to the Board of Directors its evaluation of how effectively the guidelines are operating and to determine if any additions or modifications are appropriate.

        In addition, as a further step in adopting what the Board of Directors views as sound corporate governance practices, the Board of Directors, at the recommendation of the Nominating and Governance Committee, has amended our Bylaws to permit holders of 15% or more of our stock the right, by following procedures specified in the amendment, to call a special meeting of shareholders. We have filed the full text of this amendment as an exhibit to a Current Report on Form 8-K.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION
TO DELETE INAPPLICABLE PROVISION

Background

        On October 19, 2001, we filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, together with a prepackaged plan of reorganization, with the U.S. Bankruptcy Court for the Southern District of California. The U.S. Bankruptcy Court confirmed the plan of reorganization on December 10, 2001, and we emerged from bankruptcy effective December 31, 2001. Pursuant to the requirements of the Bankruptcy Code, our articles of incorporation were amended to include a limitation on our ability to issue non-voting equity securities while Section 1123(a)(6) of the Bankruptcy Code applied to us. The U.S. Bankruptcy Court issued its final decree on September 22, 2002, closing the Chapter 11 case. As a result, our articles of incorporation contain a limitation that is no longer applicable to us.

Purpose and Effect of the Amendment

        The principal purpose of the proposed amendment to the Articles of Incorporation is to eliminate the inapplicable provision contained in Section 3 of Article VII.

        The current text of Section 3 of Article VII of our Amended and Restated Articles of Incorporation states as follows:

  "Section 3. Non-Voting Equity Securities. Notwithstanding anything to the contrary set forth in this Article VII, the Corporation shall not issue any non-voting equity securities; provided, however, that this provision included in these Amended and Restated Articles of Incorporation in compliance with Section 1123(a)(6) of the United States Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), shall have no force and effect beyond that required by Section 1123(a)(6) of the Bankruptcy Code and shall be effective only for so long as Section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Corporation."

        If this Proposal is approved by our shareholders, Section 3 of Article VII will be deleted in its entirety and will be replaced by the words "Intentionally Omitted."

Vote Required and Board of Directors Recommendation

        Assuming a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        The Board of Directors unanimously recommends a vote FOR approval of the amendment to the Articles of Incorporation to remove Section 3 of Article VII thereof.

PROPOSAL NO. 3

APPROVAL OF ADOPTION OF THE 2004 OUTSIDE DIRECTOR COMPENSATION PLAN

        At the annual meeting, the shareholders will be asked to approve the Anacomp, Inc. 2004 Outside Director Compensation Plan (the "Director Plan"). The Board of Directors adopted the Plan on November 25, 2003, subject to its approval by the shareholders. The Director Plan is intended to replace our 2003 Outside Director Compensation Plan, which will, after approval by the shareholders of the Director Plan, be terminated and no new awards granted thereunder.

        The Board of Directors believes that Anacomp must offer competitive compensation, including an equity incentive program, if it is to continue to successfully attract and retain the best possible directors. The Board of Directors expects that the Director Plan will be an important factor in attracting and retaining the high caliber directors essential to our success, in motivating such directors to strive to increase the value of Anacomp for its shareholders and in aligning the interest of the directors and the shareholders.

Summary of the Director Plan

        General.    The Director Plan provides to members of the Board of Directors who are not our employees or employees of any subsidiary or parent of Anacomp ("Outside Directors") the (i) automatic grant of nonstatutory stock options, (ii) automatic grant of restricted stock, (iii) automatic grant of deferred stock units and (iv) discretionary ability to defer cash director fees into either stock based director fee awards or a deferred cash account. The Director Plan is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

        Authorized Shares.    A maximum of 100,000 of the authorized but unissued or reacquired shares of our Class A Common Stock may be issued under the Director Plan. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if we forfeit or repurchase shares subject to forfeiture or repurchase, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the Director Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Director Plan, to the terms applicable to any automatic grant of awards described below, and to all outstanding awards.

        Administration.    The Director Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) The Director Plan will be administered in a manner intended to permit awards to be exempt from Section 16(b) of the Securities Exchange Act of 1934 in accordance with Rule 16b-3 thereunder. The Board will approve forms of award agreements for use under the Director Plan, determine the terms and conditions of awards consistent with the requirements of the Director Plan, and construe and interpret the terms of the Director Plan and awards granted under it. However, the Board has no discretion to select the Outside Directors who are granted awards under the Director Plan.

        Eligibility.    Only members of our Board of Directors who are Outside Directors at the time of grant are eligible to participate in the Director Plan. Currently, Anacomp has five Outside Directors.

        Automatic Grant of Stock Options.    Stock options will be granted automatically under the Director Plan. On the day of each annual meeting of the shareholders, each Outside Director who remains in office immediately following the meeting (including directors who previously had not qualified as Outside Directors) will be granted an option (an "Annual Option") for One Thousand Five Hundred (1,500) shares of common stock. In addition, any Outside Director who is either appointed, as of the date of such annual meeting, or who otherwise remains a member of the Strategic Planning Committee of the Board immediately following each annual meeting of the shareholders will be granted an additional option (a "Strategic Option") for an additional Five Thousand (5,000) shares of common stock.

        Terms and Conditions of Stock Options.    Each Annual Option and Strategic Option granted under the Director Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Director Plan. The per-share exercise price for each option will be equal to the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the closing price per share on the date of grant as quoted by the national or regional securities exchange or market system on which the common stock is listed. The closing price of our common stock as reported on the OTC Bulletin Board on January    , 2004 was $            per share.

        The Director Plan provides that the option exercise price may be paid in cash, by check or by assignment of the proceeds of a sale with respect to some or all of the shares acquired upon the exercise.

        Options will become vested and exercisable in four equal annual installments beginning on the first anniversary of the date of grant, subject to the Outside Director's continuous service on our Board. Unless earlier terminated under the terms of the Director Plan or the option agreement, each option will remain exercisable for ten (10) years after the date of grant. An option may be transferred or assigned to the extent permitted by the Board and set forth in the option agreement.

        Automatic Grant of Restricted Stock.    Awards of restricted stock will be granted automatically under the Director Plan. On the day of each annual meeting of the shareholders, each Outside Director who remains in office immediately following the meeting (including directors who previously had not qualified as Outside Directors) will be granted three hundred (300) shares of restricted stock.

        Terms and Conditions of Restricted Stock.    Each award of restricted stock granted under the Director Plan will be evidenced by a written agreement specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the provisions of the Director Plan.

        An award of restricted stock will become vested on the first anniversary of the date of grant, subject to the Outside Director's continuous service on our Board. Restricted stock may not be sold or otherwise transferred or pledged until the stock has vested. Outside Directors holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. An Outside Director may elect, in accordance with the terms of the Director Plan, to defer receipt of an award of restricted stock. If any Outside Director elects to defer receipt of any restricted stock, the deferred portion of such award will be deemed an award of vested deferred stock units (as discussed below) and the Outside Director will not be entitled to receive any other compensation, whether in cash or common stock, from Anacomp in lieu of such deferral. Unless otherwise provided by the Board, upon an Outside Director's termination of service, the Outside Director will forfeit any shares of restricted stock or deferred stock units which were not vested as of the date of such Outside Director's termination.

        Automatic Grant of Deferred Stock Units.    Awards of deferred stock units will be granted automatically under the Director Plan. On the day of each annual meeting of the shareholders, each Outside Director who remains in office immediately following the meeting (including directors who previously had not qualified as Outside Directors) will be granted nine hundred (900) deferred stock units. A deferred stock unit is an unfunded bookkeeping entry representing a right to receive, upon settlement of the deferred stock unit, one share of our common stock in accordance with the terms and conditions of the deferred stock unit agreement.

        Terms and Conditions of Deferred Stock Units.    Each award of deferred stock units granted under the Director Plan will be evidenced by a written agreement specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the provisions of the Director Plan.

        An award of deferred stock units will become vested on the first anniversary of the date of grant, subject to the Outside Director's continuous service on our Board. Although vested, deferred stock units will not be settled until the first to occur of either (i) the Outside Director's termination of service or (ii) an earlier date elected by the Outside Director, provided such date is at least four years after the date such deferred stock units were granted. Deferred stock units may not be sold or otherwise transferred or pledged until the award is settled. A holder of deferred stock unit has no voting rights or other rights as a shareholder until shares of common stock are issued to the Outside Director in settlement of the deferred stock unit. However, Outside Directors holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional deferred stock units determined by the fair market value of a share of common stock on the dividend payment date. Prior to settlement, no deferred stock units may be assigned or transferred other than by will or the laws of descent and distribution. Unless otherwise provided by the Board, upon an Outside Director's termination of service, the Outside Director will forfeit any deferred stock units which were not vested as of the date of such Outside Director's termination.

        Director Fee Awards.    The Director Plan provides that commencing with the start of the first full calendar quarter following shareholder approval of the Plan, each Outside Director may elect to receive, in lieu of payment in cash of all or any portion not less than twenty-five percent (25%) of such Outside Director's director fees, a director fee award, which will consist of either deferred stock units or deferred cash, as elected by the director on an annual basis. An Outside Director may elect to receive up to 100% of such director's cash compensation in the form of a director fee award. Director fee awards will be granted automatically on the last day of each calendar quarter for the portion of a director's compensation earned during the quarter for which the director elected to receive a director fee award (the "Elected Quarterly Compensation"). Director compensation not paid in the form of a director fee award will be paid in cash in accordance with Anacomp's normal payment procedures.

        A director electing to receive deferred stock units will be granted automatically, on the last day of each calendar quarter, an award (a "Stock Units Award") for a number of stock units equal to the amount of the Elected Quarterly Compensation divided by an amount equal to the fair market value of a share of our common stock as quoted by the national or regional securities exchange or market system on which the common stock is listed on the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our common stock in accordance with the terms and conditions of the Stock Units Award. Outside Directors are not required to pay any additional cash consideration in connection with the settlement of a Stock Units Award.

        Each Stock Units Award will be evidenced by a written agreement between Anacomp and the Outside Director specifying the number of stock units subject to the award and the other terms and conditions of the Stock Units Award, consistent with the requirements of the Director Plan. Stock Unit Awards are fully vested upon grant and will be settled by distribution to the Outside Director of a number of whole shares of common stock equal to the number of stock units subject to the award within 30 days following the earlier of (i) the date on which the Outside Director's service as a director terminates or (ii) an early settlement date elected by the Outside Director in accordance with the terms of the Director Plan at the time of his or her election to receive the Stock Units Award. A holder of a stock unit has no voting rights or other rights as a shareholder until shares of common stock are issued to the Outside Director in settlement of the stock unit. However, Outside Directors holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of common stock on the dividend payment date. Prior to settlement, no Stock Units Award may be assigned or transferred other than by will or the laws of descent and distribution.

        A director electing to receive deferred cash will be granted automatically, on the last day of each calendar quarter, an award (a "Deferred Cash Award") equal to the specific dollar amount or percentage of his or her director fees for such calendar quarter pursuant to such Outside Directors election. A Deferred Cash Award is an unfunded bookkeeping entry representing a right to receive the cash amount deferred in the future in accordance with the terms and conditions of the Deferred Cash Award. Outside Directors shall not earn any additional interest, gain or other investment return on a Deferred Cash Award. The cash amount of any Deferred Cash Award shall (i) become distributable on the first to occur of (1) the date specified by the Outside Director in his or her election (which date shall be at least twelve months after the end of the plan year for which such deferrals were made), or (2) the date such Outside Director ceases to provide service to Anacomp, and (ii) be distributed to such Outside Director either in a single lump distribution or in approximately equal annual installments over a period of up to five years as elected by the Outside Director. When a Deferred Cash Award becomes distributable, such amount shall be paid by Anacomp to such Outside Director in cash as soon as administratively feasible after the selected distribution date.

        Change in Control.    The Director Plan defines a "Change in Control" of Anacomp as the occurrence of any of the following: (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of Anacomp representing fifty percent (50%) or more of the total voting power of Anacomp; or (ii) any action or event occurring within a two-year period, as a result of which fewer than a majority of the directors remain as incumbent directors (as defined in the Director Plan); or (iii) the consummation of a merger or consolidation of Anacomp with any other corporation, other than a merger or consolidation which would result in the voting securities of Anacomp outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of Anacomp or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the consummation of the sale, lease or other disposition by Anacomp of all or substantially all of Anacomp's assets; or (v) adoption by the shareholders of a plan of liquidation or approval by shareholders of a proposal to dissolve Anacomp. Notwithstanding the foregoing, if either of the parties who are grandfathered under Anacomp's Rights Plan are the parties that trigger a Change of Control (either as a "person" acquiring shares, through a merger or consolidation or by effecting a change in the composition of the Board of Directors), then the transaction would not be considered to be a "Change of Control" under the Director Plan, unless within the six months immediately following the action that would otherwise be a "Change of Control" the grandfathered person transfers a controlling interest in Anacomp to another party that is not an affiliate of the grandfathered person.

        If a Change in Control occurs, all stock options, restricted stock and deferred stock units shall be 100% vested and settled, as applicable, prior to the effective date of any Change in Control. As a result of such a Change in Control, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. In addition, if the outstanding awards are not assumed or replaced, then all unvested or unpaid portions of any outstanding director fee award will become payable in full immediately prior to the date of the Change in Control.

        Termination or Amendment.    The Director Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of common stock available for issuance under the Director Plan have been issued and all restrictions on such shares under the terms of the Director Plan have lapsed. The Board may terminate or amend the Director Plan at any time, provided that no amendment may be made without shareholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which our common stock is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the Outside Director unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Director Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Nonstatutory Stock Options.    All stock options shall be nonstatutory stock options having no special tax status. An Outside Director generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the Outside Director normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the "determination date"). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the Outside Director as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Restricted Stock.    Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonstatutory stock options. An Outside Director acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the Outside Director paid for the restricted stock and the fair market value of the shares on the determination date. The Outside Director may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the Outside Director as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Deferred Stock Units Awards.    An Outside Director generally will recognize no income upon the grant of a deferred stock unit award. Upon the settlement of such an award, the Outside Directors normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our common stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Outside Director on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Director Fee Awards.    An Outside Director generally will recognize no income upon the grant of a stock unit award or deferred cash award. Upon the settlement of such awards, the Outside Directors normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Outside Director on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

        No awards will be granted under the Director Plan prior to its approval by our shareholders. Only Outside Directors are eligible to participate in the Director Plan. The table below sets forth the number of shares of our common stock underlying the automatic grants of stock options, restricted stock and deferred stock units that will be received under the Director Plan during the fiscal year ending September 30, 2004 by the Outside Directors. In addition, director fee awards under the Director Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the voluntary amount of cash deferred by any Outside Director. Consequently, it is not possible to determine the number of director fee awards that might be received by Outside Directors under the Director Plan. This table is furnished pursuant to the rules of the Securities and Exchange Commission.

Name and Position	Shares
Jeffrey R. Cramer, President and Chief Executive Officer	0
Linster W. Fox, Executive Vice President and Chief Financial Officer	0
Richard V. Keele, Executive Vice President, Global Marketing and Sales	0
Paul J. Najar, Executive Vice President—Administration, General Counsel and Secretary	0
Frank Roche, Executive Vice President International	0
All Current Executive Officers, as a Group	0
All Current Directors Who Are not Executive Officers, as a Group (5 Persons)	23,500	(1)
All Employees, Including all Current Officers Who Are not Executive Officers, as a Group	0

(1)
The recipients of shares of stock have the right to defer the receipt thereof. Also assumes the continuation of the current composition of our Board of Directors.

Vote Required and Board of Directors Recommendation

        Assuming a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting of shareholders. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        The Board of Directors believes that the adoption of the Director Plan is in the best interests of Anacomp and its shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of the Director Plan.

PROPOSAL NO. 4

APPROVAL OF ADOPTION OF THE EMPLOYEE STOCK BONUS PLAN

        At the annual meeting, the shareholders will be asked to approve the Anacomp, Inc. Employee Stock Bonus Plan (the "Bonus Plan"). On November 25, 2003, the Board of Directors approved the submission of the Bonus Plan to shareholders for their approval.

        The Board of Directors believes that the Bonus Plan is in the best interest of Anacomp and its shareholders for several reasons. First, Anacomp believes that it will soon meet all requirements for listing its shares on The Nasdaq Stock Market, except for the number of round lot (100 share) holders of Anacomp common stock. Approval of this Bonus Plan would permit the Board of Directors to use the shares to achieve the required number of round lot shareholders, which would permit us to meet this Nasdaq listing requirement. Listing on Nasdaq should provide improved liquidity to all of our shareholders. Second, the Board of Directors believes that we must offer a competitive equity incentive program if we are to continue to successfully retain and reward our best employees. The Board of Directors expects that the Bonus Plan will be an important factor in retaining and rewarding the high caliber employees essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Finally, many of our employees were shareholders at the time of our bankruptcy filing in 2001. By granting key employees bonuses in shares of our common stock, we will be aligning the interests of our key employees with the interests of our shareholders.

        By approving the Bonus Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the Bonus Plan, the share reserve established under the Bonus Plan and the other material terms of awards described below.

Summary of the Bonus Plan

        General.    Under the Bonus Plan, our employees may be granted shares of our common stock. The awards may be in varying amounts and may, or may not, be subject to such vesting restrictions as deemed desirable by the Board of Directors. However, it is the Board's intention that most grants will be for approximately 100 shares of our common stock and will be subject to a three month vesting period.

        Authorized Shares.    A maximum of Thirty Thousand (30,000) of the authorized but unissued or reacquired shares of our common stock may be issued under the Bonus Plan. The Board of Directors has, subject to shareholder approval of the Bonus Plan, amended its 2001 Stock Option Plan in order to reduce the number of shares available for grant under such 2001 Stock Option Plan by the number of shares the shareholders have been asked to approve under this Bonus Plan (i.e., 30,000 shares). If any award expires, lapses or otherwise terminates for any reason, or if shares subject to forfeiture or repurchase are forfeited or we repurchase them, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Bonus Plan. Appropriate adjustments will be made to the number of shares reserved under the Bonus Plan and the terms of any outstanding award in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

        Administration.    The Bonus Plan is administered by the Board of Directors or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Bonus Plan, the Board will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Board will have the authority to interpret the Bonus Plan and awards granted thereunder, and any such interpretation by the Board will be binding.

        Eligibility.    Awards may be granted only to employees of Anacomp or any subsidiary of Anacomp. As of December 1, 2003, Anacomp had approximately 1,300 employees who would be eligible to receive awards under the Bonus Plan.

        Award of Common Stock.    Awards of common stock may be granted by the Board subject to such vesting restrictions, if any, as may be determined by the Board and set forth in a written agreement between Anacomp and the employee. Shares of our common stock subject to such vesting restrictions may not be sold or otherwise transferred or pledged until the restrictions, if any, lapse or are terminated. Vesting restrictions may lapse in full or in installments on the basis of the employee's continued service or other factors, such as performance criteria established by the Board. Employees holding shares that are still subject to vesting restrictions will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Board, upon a employee's termination of service, the employee will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed.

        Change in Control.    The Bonus Plan defines a "Change in Control" of Anacomp as any of the following events upon which the shareholders of Anacomp immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of Anacomp's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of Anacomp, its successor or the corporation to which the assets of Anacomp were transferred: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of Anacomp's voting stock; (ii) a merger or consolidation in which Anacomp is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Anacomp; or (iv) a liquidation or dissolution of Anacomp. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. However, regardless of whether the outstanding awards are assumed or replaced, all unvested portions of the outstanding awards will become fully vested immediately prior to the date of the Change in Control.

        Termination or Amendment.    The Bonus Plan will continue in effect until the first to occur of (i) its termination by the Board or (ii) the date on which all shares available for issuance under the Bonus Plan have been issued and all restrictions on such shares under the terms of the Bonus Plan and the agreements evidencing awards granted under the Bonus Plan have lapsed. The Board may terminate or amend the Bonus Plan at any time, provided that no amendment may be made without shareholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which our common stock is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the employee unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Bonus Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        An employee acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the employee paid for the restricted stock and the fair market value of the shares on the determination date. Ordinarily, the determination date for such an award of restricted stock is the date any vesting restrictions lapse. As an employee, the recognition of ordinary income as a result of the shares awarded under the Bonus Plan will be subject to withholding of income and employment taxes. The employee may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date of the restricted stock subject to vesting restrictions as the determination date by filing an election with the Internal Revenue Service. Upon the sale of shares that were subject to restrictions, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee as a result of the acquisition of those shares, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

        No awards will be granted under the Bonus Plan prior to its approval by our shareholders. Although the Board generally intends to grant to each employee who will be determined to be eligible under the Bonus Plan a uniform award of 100 shares of our common stock, awards under the Bonus Plan are still subject to the discretion of the Board, and, accordingly, the actual size of grants and the recipients thereof are not yet determinable. In addition, whether awards under the Bonus Plan are actually granted, and the actual number of shares to be awarded may depend on a number of factors, including the fair market value of our common stock on future dates, employee performance and such other criteria as determined in the Board's sole discretion. Consequently, it is not possible to determine the benefits that might be received by employees under the Bonus Plan.

Vote Required and Board of Directors Recommendation

        Assuming a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

        The Board of Directors believes that the adoption of the Bonus Plan is in the best interests of Anacomp and its shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of the Bonus Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of our Board of Directors has selected Ernst & Young LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending September 30, 2004 and is seeking shareholder ratification of this selection. Ernst & Young LLP has acted in the capacity of our independent auditor since its appointment in fiscal 2002. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        Arthur Andersen LLP served as our independent auditor until May 23, 2002 when we notified Arthur Andersen of its dismissal. From October 1, 2001 through May 23, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-K occurred during the interim period from October 1, 2001 through May 23, 2002. We requested that Arthur Andersen furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of Arthur Andersen's letter to the Securities and Exchange Commission dated May 28, 2002 was filed as an exhibit to our Current Report on Form 8-K filed by us regarding the dismissal of Arthur Andersen as our independent auditors. The dismissal of Arthur Andersen followed our decision to seek proposals from other independent accountants to audit our consolidated financial statements, and was approved by our Board of Directors upon the recommendation of the Audit Committee. Ernst & Young was appointed to audit our financial statements for the fiscal year ending September 30, 2002. During the period from October 1, 2001 through May 23, 2002, we did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

        The following table sets forth the aggregate fees billed from October 1, 2001 to May 23, 2002 by Arthur Andersen LLP:

Audit Fees	$262,000
Audit Related Fees	N/A
Tax Fees	$179,119
All Other Fees	N/A

        The following table sets forth the aggregate fees billed from May 29, 2002 to September 30, 2002 by Ernst & Young:

Audit Fees	$463,040
Audit Related Fees	N/A
Tax Fees	$104,798
All Other Fees	N/A

        The following table sets forth the aggregate fees billed from October 1, 2002 to September 30, 2003 by Ernst & Young:

Audit Fees	$427,400
Audit Related Fees	N/A
Tax Fees	$225,916
All Other Fees	N/A

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve additional services of up to $25,000 per engagement on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting.

        "Tax Fees" for all periods reported above include fees for the preparation and filing of tax returns in Federal, state and foreign jurisdictions.

        The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young as our independent auditors for the fiscal year ending September 30, 2004.

PROPOSAL NO. 6
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

        Under our Bylaws, any meeting of shareholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by Anacomp at the meeting, such adjournment will be submitted for a shareholder vote under Item 6 of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Vote Required and Board of Directors Recommendation

        Assuming a quorum is present and assuming such a motion is made, approval of this proposal would require the affirmative vote of a majority of the shares voted affirmatively or negatively on such proposal at the Annual Meeting of Shareholders. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but would otherwise have no effect on the outcome of this vote.

        The Board of Directors unanimously recommends a vote FOR adjournment of the meeting, if necessary in the judgment of the proxy holders, to solicit additional proxies in favor of Anacomp's proposals in this proxy statement.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the annual meeting except as set forth above. However, as to any other business that may properly come before the Annual Meeting of Shareholders, or any adjournments thereof, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of January     , 2004, certain information with respect to the beneficial ownership of our common stock by (i) each shareholder we know to be the beneficial owner of more than 5% of our common stock, (ii) each of our director and director-nominees, (iii) each executive officer named in the compensation table below, and (iv) all our directors and executive officers as a group.

        Except as otherwise noted, the address of each person listed in the table is c/o Anacomp, Inc., 15378 Avenue of Science, San Diego, CA 92128. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such shareholder. The applicable percentage of ownership for each shareholder is based on 4,039,900 shares of Class A Common Stock and 4,034 shares of Class B Common Stock issued and outstanding as of January     , 2004. To our knowledge there are no 5% beneficial holders of our Class B Common Stock.

Directors and Executive Officers

Name(1)	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned	Percent of Class A Common Stock	Percent of Class B Common Stock
Gary J. Fernandes	—		—	*	*
Mark Holdsworth	—		—	*	*
Fred G. Jager	1,800		—	*	*
James McGovern	—		—	*	*
Edward P. Smoot	25,000	(3)	—	*	*
Michael E. Tennenbaum	1,154,085	(2)	—	28.6%	*
Jeffrey R. Cramer	12,500	(3)	0.72	*	*
Linster W. Fox	7,500	(3)	—	*	*
Richard V. Keele	7,500	(3)	—	*	*
Paul J. Najar	7,500	(3)	—	*	*
Frank Roche	2,500	(3)	—	*	*
All directors and executive officers as a group (11 persons)	1,218,385		0.72	29.7%	*

(1)
Except as otherwise indicated, the persons named in this table have sole voting and dispositive power with respect to all shares of common stock owned by them, subject to community property laws where applicable.

(2)
Includes shares held of record by Special Value Bond Fund LLC, Special Value Bond Fund II LLC, and Special Value Absolute Return Fund LLC, which may be deemed to be beneficially owned by Tennenbaum Capital Partners, LLC, Mr. Tennebaum and Tennebaum & Co., LLC. SVIM/MSM II LLC may be deemed to beneficially own 907,060 of these shares. Tennenbaum Capital Partners LLC, Mr. Tennenbaum and Tennenbaum & Co., LLC share voting and dispositive power over these shares. SVIM/MSM II LLC shares voting and dispositive power over 907,060 of these shares. Based on Schedule 13D filed on March 6, 2003.

(3)
Includes shares subject to options exercisable within sixty days of January     , 2004.

*
Less than 1%.

Other Beneficial Holders of Common Stock

        The information set forth in the table below is based upon information provided to us by third parties. We have not been able to independently verify the information.

Shareholders*	Address	Class A Shares	%
Tennenbaum Capital Partners, LLC(1)	1100 Santa Monica Blvd., Ste. 210 Los Angeles, CA 90025	1,154,085	28.6%
Lloyd I. Miller, III(2)	4550 Gordon Drive Naples, FL 34102	657,993	16.3%
Morgan Stanley and Morgan Stanley Investment Advisors(3)	1585 Broadway New York, NY 10036	554,450	13.7%
Sandler Capital Management(4)	767 Fifth Avenue New York, NY 10153	250,000	6.2%
Unitrin, Inc.(5)	One East Wacker Drive Chicago, IL 60601	215,000	5.3%

*
None of the shareholders in the above table own any Class B Common Stock.

(1)
Includes shares held of record by Special Value Bond Fund LLC, Special Value Bond Fund II LLC, and Special Value Absolute Return Fund LLC, which may be deemed to be beneficially owned by Tennenbaum Capital Partners, LLC, Mr. Tennebaum and Tennebaum & Co., LLC. SVIM/MSM II LLC may be deemed to beneficially own 907,060 of these shares. Tennenbaum Capital Partners LLC, Mr. Tennenbaum and Tennenbaum & Co., LLC share voting and dispositive power over these shares. SVIM/MSM II LLC shares voting and dispositive power over 907,060 of these shares. Based on Schedule 13D filed on March 6, 2003.

(2)
Mr. Miller has sole voting power over 419,356 of these shares and shared voting power over the remaining 238,637 shares. Mr. Miller has sole dispositive power over 366,726 of these shares and shares dispositive power over the remaining 291,267 shares. Based on Schedule 13D filed on September 25, 2003 and Schedule 14A filed on November 18, 2003.

(3)
Includes shares held of record by accounts managed on a discretionary basis by Morgan Stanley Investment Advisors, Inc. Morgan Stanley is an indirect beneficial owner of these shares as a parent company to Morgan Stanley Investment Advisors. These two entities share voting and dispositive power over these shares. Based on Schedule 13G filed on February 14, 2003.

(4)
Includes shares held of record by Sandler Associates, Sandler Associates II, L.P. and Sandler Offshore Fund, Inc., which may all be deemed to be beneficially owned by Sandler Capital Management, MJDM Corp., Four JK Corp., ALCR Corp., Andrew Sandler, Michael Marocco and John Kornreich. Sandler Capital Management, MJDM Corp., Four JK Corp., ALCR Corp., Andrew Sandler, Michael Marocco and John Kornreich all share voting and dispositive power over these shares with Sandler Associates, Sandler Associates II, L.P., and Sandler Offshore Fund, Inc. Based on Schedule 13G filed on September 18, 2003.

(5)
Includes shares held of record by Trinity Universal Insurance Company, a wholly-owned subsidiary of Unitrin, Inc. Based on information from representatives of Trinity Universal Insurance Company.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following Summary Compensation Table sets forth as to our Chief Executive Officer and the other four most highly compensated Executive Officers all compensation awarded to, earned by, or paid to the executive officers for all services rendered in all capacities to us and our subsidiaries for the fiscal years ended September 30, 2003, 2002 and 2001, except as may otherwise be specifically noted.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Base Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)		Restricted Stock Award ($)	Securities Underlying Options (#)(3)	All Other Compensation ($)
Jeffrey R. Cramer President and Chief Executive Officer	2003 2002 2001	300,000 230,769 195,385	200,000 156,500 98,600	— —		— — —	— 50,000 —	3,903 3,329 2,850	(5) (5) (6)
Linster W. Fox Executive Vice President, and Chief Financial Officer	2003 2002 2001	199,615 189,423 170,962	100,000 95,000 84,248	— —		— — —	— 30,000 —	4,512 6,810 4,390	(5) (5) (7)
Richard V. Keele Executive Vice President, Global Marketing and Sales	2003 2002 2001	199,462 185,000 172,882	100,000 92,500 105,852	— —		— — —	— 30,000 —	3,013 3,038 372	(5) (5)
Paul J. Najar Executive Vice President- Administration, General Counsel and Secretary	2003 2002 2001	199,423 184,615 172,115	100,000 92,500 77,748	— —		— — —	— 30,000 —	2,905 2,645 891	(5) (5) (8)
Frank Roche Executive Vice President International	2003 2002 2001	190,328 168,712 102,245	45,000 19,916 37,386	19,540 — —	(2)	— — —	— 10,000 —	25,254 24,690 19,581	(9) (10) (11)

(1)
Except as noted below, the aggregate amount of perquisites and other personal benefits, securities or property, given to each executive officer named above valued on the basis of aggregate incremental cost to us did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer during fiscal 2003, 2002 and 2001.

(2)
This amount represents an automobile and gasoline allowance.

(3)
As a result of the confirmation of our plan of reorganization, effective December 31, 2001, all unexercised options outstanding prior to such date were cancelled and our prior stock option plans were terminated. In addition, any shares of restricted stock issued to any executives named above were cancelled. We adopted a new stock option plan, the 2001 Stock Option Plan, pursuant to which options were granted in the fiscal year 2002.

(4)
For each executive officer named above, includes reimbursement of medical expenses, as well as premiums paid by us on a group term life insurance policy for the benefit of each such person.

(5)
Includes a $2,500 contribution made by us to the Anacomp Savings Plus (or 401(k)) Plan.

(6)
Includes a $2,337 contribution made by us to the Anacomp Savings Plus (or 401(k)) Plan.

(7)
Includes a $674 contribution made by us to the Anacomp Savings Plus (or 401(k)) Plan.

(8)
Includes a $774 contribution made by us to the Anacomp Savings Plus (or 401(k)) Plan.

(9)
Includes a $23,472 employers pension contribution to the Anacomp Ltd. 1997 Pension Plan (the U.K. Pension Plan).

(10)
Includes a $23,522 employers pension contribution to the U.K. Pension Plan.

(11)
Includes a $18,376 employers pension contribution to the U.K. Pension Plan.

        No stock options were granted to officers in fiscal year 2003.

  Option Exercises and Fiscal Year Year-End Values

        The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended September 30, 2003, and unexercised options held as of September 30, 2003 by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and therefore not exercisable.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END VALUES

			Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffrey R. Cramer	0	$0	12,500	37,500	$0	$0
Linster W. Fox	0	$0	7,500	22,500	$0	$0
Richard V. Keele	0	$0	7,500	22,500	$0	$0
Paul J. Najar	0	$0	7,500	22,500	$0	$0
Frank Roche	0	$0	2,500	7,500	$0	$0

(1)
Based on market value of $21.10, the closing price of our Class A Common Stock on September 30, 2003, as reported by OTC BB and an exercise price for all these options of $26.00 per share..

  Employment Contracts and Termination of Employment and Change of Control Arrangements.

        Mr. Cramer entered into an employment agreement with us on August 21, 2000 that provides for an initial term of one year and is automatically renewable thereafter for additional one-year terms. As a part of that employment agreement, Mr. Cramer also entered into a covenant not to compete with us while an employee or as a consultant to us after any termination of employment, and not to solicit our customers for a period of two years following any termination of employment. The agreement also provides for the following severance benefits if we terminate Mr. Cramer's employment without cause or advance notice: (a) biweekly base pay for a period of one year from the date of termination, such payments to be made on our regular paydays and (b) continuation of his health insurance benefits on our plan pursuant to an election of COBRA by Mr. Cramer paid by us for one year.

        On April 28, 2003, Messrs. Jeffrey R. Cramer, Linster W. Fox, Richard V. Keele, Paul J. Najar and Frank Roche entered into Change in Control Agreements with us in a form approved by our Compensation Committee, each of which provides that in the event such person is terminated without cause or resigns for good reason within 12 months after a "change in control" (as defined in this agreement), the following will occur: we will pay such person a severance payment for up to one year of such person's annual salary and bonus; all of such person's unvested options and restricted stock will vest; and we will continue certain benefit payments on such person's behalf for up to one year. These benefits do not accrue, however, if the change in control is triggered by either Tennenbaum Capital Partners or Franklin Templeton Funds.

        All options granted to date pursuant to the 2001 Stock Option Plan contain provisions pursuant to which the unvested portion of outstanding options becomes fully vested (i) upon change of control if the options are not assumed by the acquiring corporation or (ii) termination after change of control.

  Compensation of Directors

        In fiscal 2003, our non-employee directors received $1,000 for each meeting of the Board of Directors they attended and $500 for each committee meeting they attended. Under our 2003 Outside

Director Compensation Plan, each of our non-employee directors also received a grant of 1,800 shares of stock, subject to deferral. Two directors exercised their right to defer their grants. Outside directors also received 500 shares of our common stock during fiscal year 2003 under our 2002 Outside Director Restricted Stock Plan, which we have since terminated. Members of our Board of Directors who are also our employees did not receive any compensation for their services on our board.

        In fiscal 2004, our non-employee directors will receive a cash payment of $10,000, plus $1,500 for each regular meeting of the Board of Directors they attend and $1,000 for each special meeting of the Board of Directors they attend. Each non-employee director will receive $2,000 per year per committee of the Board of Directors on which he serves with an additional payment of $2,500 ($5,000 in the case of the Audit Committee) for service as a chairman of a committee. Our non-employee directors will also be eligible for grants under the Director Plan, if it is approved by the shareholders.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain two compensation plans that provide for the issuance of our Class A Common Stock to officers and other employees, directors and consultants. These consist of the 2001 Stock Option Plan, which has been approved in the bankruptcy proceedings by the parties that became our shareholders, and the 2003 Outside Director Compensation Plan (the "2003 Plan"), which has not been approved by our shareholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of September 30, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	210,000	$26.00	193,403
Equity compensation plans not approved by shareholders(1)	0	N/A	50,000

Total	210,000		243,403

(1)
On November 3, 2003 we offered grants of 1,800 shares each to our five then-current outside board members under the 2003 Plan. Three of these outside directors accepted grants of 5,400 restricted shares in the aggregate for which there was no exercise price. Two other directors elected to defer these grants. We intend to terminate the 2003 Plan after shareholder approval of the 2004 Outside Director Compensation Plan.

  Material Features of the 2003 Outside Director Compensation Plan

        The 2003 Plan provides for the grant of 1,800 shares of stock to each outside director. Under the terms of this plan, outside directors could defer receipt of these shares and could also defer receipt of cash director fees until the earlier of their termination of service as a director or the date selected at the time of their deferral election. All deferred fees are paid immediately prior to the effective date of a change of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during fiscal year 2003 were David E. Orr, Michael E. Tennenbaum and Gary J. Fernandes.

        No member of the Compensation Committee, during fiscal year ended September 30, 2003, was an officer or employee of Anacomp or any of its subsidiaries, or was formerly an officer of Anacomp or any of its subsidiaries, or had any relationships requiring disclosure by Anacomp.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Effective September 30, 2002, Edward P. Smoot resigned as Chief Executive Officer. He remains as Chairman of the Board. Mr. Smoot remained a part-time employee of Anacomp to work on special projects until September 30, 2003. We paid Mr. Smoot $115,405 for his part-time services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% shareholders were complied with, except with respect to certain former directors. These directors' reports of their quarterly grants of 250 shares (for a maximum of 1,000 shares per director) under our 2002 Outside Director Restricted Stock Plan, which is now terminated, were not timely made as a result of administrative oversight. Specifically, Mr. Miller filed one late report with respect to an aggregate four such grants, Mr. Bunje filed one late report with respect to an aggregate of four such grants, Mr. Wayne Barr, Jr. filed one late report with respect to an aggregate of two such grants, Mr. David E. Orr filed one late report with respect to an aggregate of four such grants and Mr. Charles M. Taylor filed one late report with respect to an aggregate of four such grants.

CODE OF ETHICS

        We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Ethics can be found on our website at http://www.anacomp.com. We intend to disclose future amendments to our Code of Ethics, as well as any waivers thereof, on our website to the extent permissible by the rules and regulations of the SEC and any exchange upon which our stock may be listed.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is comprised of independent directors, each of whom, in the judgment of the Board, is an "independent director" as defined in the current listing standards for the Nasdaq Stock Market. Each member of the Compensation Committee is also a "non-employee director" as defined by Rule 16b-3(b)(3) promulgated under the Securities and Exchange Act of 1934. The members of the Compensation Committee during fiscal year 2003 were David E. Orr, Gary J. Fernandes and Michael E. Tennenbaum. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of Anacomp. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary levels.

        The goals of Anacomp's Executive Officer Compensation Policies are to attract, retain and reward executive officers who contribute to Anacomp's success, to align executive officer compensation with Anacomp's performance and to motivate executive officers to achieve Anacomp's business objectives. Anacomp uses salary, bonus compensation and option grants to attain these goals. As more fully set forth in the Compensation Committee Charter, the Compensation Committee is responsible for setting and administrating policies governing compensation of executive officers. The Committee reviews the performance and compensation levels for executive officers, sets salaries and bonus levels and approves option grants. The Compensation Committee reviews various available data, including compensation surveys, to enable the Compensation Committee to compare Anacomp's compensation package with that of other technology companies of similar size and growth rates in Anacomp's geographic area.

        The Compensation Committee sets salaries for each executive officer with reference to a range of salaries for comparable positions among technology companies of similar size, growth rate and location. The Compensation Committee considers the achievements of individual executive officers during the prior fiscal year as measured against key company-wide objectives, as well as the executive officer's performance of his or her individual responsibilities. The Compensation Committee also considers relative levels of responsibility among the executive officers in attempting to reach equitable and appropriate projected compensation levels. For executive officers other than the CEO, the Compensation Committee obtains recommendations from the CEO. Salaries are typically set with a target of having a significant portion of executive officer cash compensation being based on company and individual performance. As such, base salaries are set below comparable positions in other companies, and executive officers can bring their compensation levels up to the average for other companies only if they achieve the objectives that will result in receipt of a bonus.

        Executive officers participate in a bonus plan. The Compensation Committee determines the amount of an individual's bonus based on objective performance factors relating to Anacomp's financial performance and the achievement of established goals within each officer's area of responsibility. If the goals are met or exceeded, cash bonuses will cause the total cash compensation package to be comparable to the middle of the range of salary and bonus packages for comparable companies.

        Anacomp also believes that equity ownership by executive officers provides incentives to build shareholder value and aligns the interests of executive officers with the shareholders. To achieve this, Anacomp grants stock options to its executive officers. The size of an initial option grant to an executive officer has generally been determined with reference to comparable equity compensation offered by similarly sized technology companies for similar positions, the expected future contributions of the executive officer, and recruitment considerations. In determining the size of any subsequent grants, the Compensation Committee considers the individual executive officer's performance during the previous fiscal year(s), expected contributions during the coming year, the amount of options already held and the level of recent grants.

        The Compensation Committee has approved an Incentive Compensation Plan (the "Incentive Plan") to formally link cash bonuses for executive officers to Anacomp's operating performance.

Pursuant to the Incentive Plan, the amount of bonuses paid is dependent upon Anacomp meeting appropriate business targets. The Compensation Committee believes that this type of bonus program, in which bonuses are based on Anacomp's attaining established financial targets, properly align the interests of Anacomp's executive officers with the interests of the shareholders. The Compensation Committee establishes for each executive officer an amount that may be awarded to such executive officer if the Corporate Performance Goal is met (a "Target Award"). Each executive officer's Target Award is an amount equal to such percentage of the base salary paid to such executive officer as the Compensation Committee determines. In addition to bonuses paid in connection with corporate performance, the Compensation Committee, in its discretion, may provide a bonus based on individual achievement of individual performance goals, established at the beginning of the year. The Compensation Committee has established cash performance goals as the basis for payment of bonuses and profit sharing under the Incentive Plan. The cash performance goals include a combination of earnings before interest, other income, reorganization items, restructuring charges, taxes, depreciation and amortization, asset impairment charges and extraordinary items (EBITDA) less capital expenditures. In fiscal year 2003, we achieved the established the performance goals.

        The Compensation Committee approved Mr. Cramer's compensation as President and Chief Executive Officer, including his base salary of $300,000 and bonus. The Committee considered this level of payment appropriate in view of Mr. Cramer's success in growing the MVS and docHarbor businesses and successfully managing the decline in the Company's legacy businesses. The Committee also considered the compensation practices and performances of other similar companies that are most likely to compete with the Company for the services of a Chief Executive Officer. Mr. Cramer's bonus was based upon the Company's achievement of established cash performance goals as the basis for payment of bonuses and profit sharing under the Incentive Plan for Senior Executives. The cash performance goals include a combination of EBITDA less capital expenditures. The Committee also awarded Mr. Cramer an option grant of 50,000 shares with one-fourth thereof vesting on August 1, 2003, 2004, 2005 and 2006 to recognize his effectiveness in leading the Company through its reorganization and to provide for him a significant incentive to enhance shareowners' value.

                      COMPENSATION COMMITTEE

                      David E. Orr
                      Gary J. Fernandes
                      Michael E. Tennenbaum

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Anacomp's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Ernst & Young is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        The Audit Committee consists of three directors each of whom, in the judgment of the Board of Directors, is an "independent director" as defined in Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this proxy statement as Appendix A.

        The Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2003 (the "FY03 Audited Financial Statements") with Company management and with Ernst & Young LLP ("Ernst & Young"), the Company's independent auditors. The Committee has discussed and reviewed with the auditors all matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Ernst & Young, with and without management present, to discuss the overall scope of Ernst & Young's audit, the results of its examinations, its evaluations of Anacomp's internal controls and the overall quality of its financial reporting.

        The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Anacomp that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the committee recommended to the Board of Directors that Anacomp's audited financial statements be included in Anacomp's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

                      AUDIT COMMITTEE

                      Ralph B. Bunje Jr.
                      Gary J. Fernandes
                      Fred G. Jager

COMPARISON OF SHAREHOLDER RETURN

        On October 19, 2001, we filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, together with a prepackaged plan of reorganization, and we emerged from bankruptcy effective December 31, 2001. As a result, all shares of common stock outstanding on December 31, 2001 were cancelled on such date and new common stock was issued. Pursuant to the plan of reorganization, new Class A Common Stock was distributed to the holders of the outstanding subordinated notes and new Class B Common Stock was issued and distributed to holders of previously existing Anacomp common stock. As of January            , 2004, Class B Common Stock represents approximately 0.1% of the total issued and outstanding capital stock of Anacomp and is not actively traded. Therefore, set forth below is a line graph comparing the quarterly percentage change in the cumulative total return on our Class A Common Stock with the cumulative total returns of the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Computer and Data Processing Index for the period commencing on February 11, 2002 (the first day of trading after the emergence from Chapter 11 bankruptcy) and ending on September 30, 2003, our last fiscal year-end.(1)

Comparison of Cumulative Total Return From February 11, 2002 through September 30, 2003(1):
Anacomp, CRSP Total Return Index for the Nasdaq Stock Market and
Nasdaq Computer and Data Processing Index

	02/11/02	03/31/02	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03
Anacomp	$100	$122.73	$118.18	$109.09	$93.18	$71.59	$72.73	$95.10
CRSP Total Return Index for the Nasdaq Stock Market	$100	$99.96	$79.68	$63.93	$72.94	$73.38	$88.47	$97.40
Nasdaq Computer & Data	$100	$97.99	$77.88	$60.24	$73.23	$71.35	$82.78	$90.36

(1)
Assumes that all dividends have been reinvested. No cash dividends have been declared on our Class A Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules and our Bylaws. For a shareholder proposal to be included in our proxy materials for the 2005 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than September    , 2004. Shareholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified in our Bylaws, addressed to the Secretary at our principal executive offices, not later than September     , 2004.

Appendix A

Audit Committee Charter

ANACOMP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Anacomp, Inc. (the "Company"), and how the Committee carries out those responsibilities, including its structure, processes, and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company's auditors, review the performance of the Company's internal audit function and prepare any reports required of the Committee under the rules of the Securities and Exchange Commission ("SEC"). Consistent with these tasks, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  A.
  Serve as an independent and objective party to monitor the Company's accounting and financial reporting process, internal control systems, and audits of the Company's financial statements.

  B.
  Review and evaluate the audit efforts and independence of the Company's auditors.

  C.
  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, in its discretion, has the authority to initiate investigations and hire advisors or experts to assist the Committee, as it deems necessary, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market; provided, however, that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer (or immediate family member of an employee or officer), may be appointed to the Committee, subject to the approval of the Board, pursuant to and subject to the limitations under the "exceptional and limited circumstances" exception provided under the Nasdaq rules. In addition, the Committee shall not include any member who:

  A.
  has participated in the preparation of the financial statements of the Company, or any current subsidiary, at any time during the past three years;

  B.
  accepts any consulting, advisory or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board; or

  C.
  is an affiliate of the Company or any subsidiary of the Company, other than a person who would be considered to be an affiliate solely by being a director, and who meets the independence requirements of The Nasdaq Stock Market.

        All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

        The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified, or their earlier resignation or removal. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.    MEETINGS

        The Committee shall meet as often as it determines, but no less frequently than quarterly. The Committee may form and delegate authority to sub-committees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors, and the independent auditors in separate executive sessions as appropriate. The Committee shall meet with the independent auditors and management on a periodic basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meeting, which minutes will be filed with the minutes of the meetings of the Board.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        To fulfill its responsibilities and duties the Committee shall:

        A.    Oversight of Independent Auditors

                1.    Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

                2.    Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

                3.    Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor's quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company's internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

                4.    Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners.

                5.    Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such polices and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

                6.    Discuss with the independent auditor prior to the audit the planning and staffing of the audit.

                7.    Approve as necessary the termination of the engagement of the independent auditor.

                8.    Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

                9.    Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

                10.    Periodically consult with the independent auditors out of the presence of management about internal controls and the accuracy of the Company's financial statements.

        B.    Review of Financial Reporting, Policies and Processes

                1.    Review and discuss with management and the independent auditor (i) the Company's annual audited financial statements, (ii) any reports or other financial information submitted to any governmental body or the public, and (iii) any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

                2.    Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Qs, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. These meetings should include a discussion of the independent auditor's judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditor's quarterly review.

                3.    Periodically meet separately with management and with the independent auditor. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                4.    Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                5.    Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"). Once a management report (and independent auditor attestation) is required by SEC rules, review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

                6.    Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

                7.    Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                8.    Review the regular Management Letter to management prepared by the independent auditors and management's response.

                9.    In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

                10.    Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

        C.    Risk Management, Related Party Transactions, Legal Compliance and Ethics

                1.    Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

                2.    Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

                3.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

                4.    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

                5.    Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

                6.    Review and reassess the Charter's adequacy as appropriate.

                7.    Review whether management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

                8.    Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

                9.    Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

                10.    Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

                11.    Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                12.    If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

Appendix B

Nominating and Governance Committee Charter

ANACOMP, INC.

CHARTER OF
THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Anacomp, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, (vi) provide oversight in the evaluation of the Board and each committee, and (vii) make recommendations and reports with respect to director compensation.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three (3) or more directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq, as amended from time to time; provided, that if the securities of the Company are not listed on Nasdaq, then one director who does not meet the independence criteria of Nasdaq may serve on the Committee; and provided further, that if the securities of the Company are listed on Nasdaq, then one director who does not meet the independence criteria of Nasdaq may, subject to approval by the Board, serve on the Committee pursuant to, and subject to the limitation under, the "exceptional and limited circumstances" exception as provided under the rules of Nasdaq.

        The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

        A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

        The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.    MEETINGS

        The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

        The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITY

        To fulfill its responsibilities and duties hereunder, the Committee shall:

A.    Nominating Functions

        1.    Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

        2.    Determine criteria for selecting new directors, including desired board skills and attributes, and (to the extent additional skills and attributes or directors are considered to be desirable) identify and actively seek individuals qualified to become directors.

        3.    Consider any nominations of director candidates validly made by stockholders.

        4.    Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

        5.    Review and make recommendations to the Board concerning Board and committee compensation and director retirement policies.

B.    Corporate Governance Functions

        1.    Develop, recommend for Board approval, and review on an ongoing basis the adequacy of the corporate governance principles and practices applicable to the Company. Such principles and practices shall generally include, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

        2.    Following consultation with the Audit Committee, adopt and submit to the Board for approval a Code of Business Conduct and Ethics applicable to all employees and directors that meets the requirements of Nasdaq and Item 406 of SEC Regulation S-K and emphasizes the need for officers and directors to act honestly, in good faith and in the Company's best interests. Provide for (and review) prompt disclosure to the public of any change in, or waiver of, such Code of Business Conduct and Ethics. Adopt procedures for monitoring and enforcing compliance with the Code of Business Conduct and Ethics. Review the Code of Business Conduct and Ethics from time to time and recommend such changes as the Committee shall deem appropriate.

        3.    Review, at least annually, the Company's compliance with the Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

        4.    Assist the Board in developing criteria for the evaluation of Board and committee performance.

        5.    Evaluate the Committee's own performance, on an annual basis.

        6.    If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

        7.    Review and recommend to the Board changes to the Company's bylaws as needed.

        8.    Develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

        9.    Make regular reports to the Board regarding the foregoing, and record summaries of its recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board.

        10.    Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

        11.    Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Appendix C

Participant Information

        Set forth below are the present principal occupation or employment, and the name, principal business and address of any corporation or organization in which such employment is carried on, for each of our directors and executive officers and other representatives who may solicit proxies from our shareholders. Except as otherwise provided in this Proxy Statement (including the Appendices hereto), none of the individuals listed below (i) directly or indirectly owns any shares of our common stock or any other of our securities, (ii) is, or was within the past year, a party to any contracts, arrangements or understandings with any person with respect to any of our securities, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies or (iii) to our knowledge, has, directly or through an associate, any arrangement or understanding with any person with respect to future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since October 1, 2002 or any currently proposed transaction, or series of similar transactions, to which we or any of our affiliates was or is to be a party and in which the amount involved exceeds $60,000.

Directors and Executive Officers

Name and Principal Business Address(1)	Present Office or Other Principal Occupation or Other Employment
Edward P. Smoot	Chairman of the Board
Jeffrey R. Cramer	President, Chief Executive Officer
Gary J. Fernandes c/o FLF Investments 3131 Turtle Creek, Ste. 605 Dallas, TX 75219	Chairman, FLF Real Estate Ventures
Mark K. Holdsworth 11100 Santa Monica Blvd. Suite 210 Los Angeles, CA 90025	Managing Partner of Tennenbaum Capital Partners, L.L.C
Fred G. Jager 3991 MacArthur Blvd. Suite 340 Newport Beach, CA 92660	President and Chief Executive Officer of Hunter Wise Financial Group LLC and Hunter Wise Securities, LLC
James F. McGovern 130 South El Camino Dr. Beverly Hills, CA 90212	Senior Managing Director of El Camino Capital Group
Michael E. Tennenbaum 11100 Santa Monica Blvd. Suite 210 Los Angeles, CA 90025	Managing Member of Tennenbaum & Co., LLC, and Senior Managing Partner of Tennenbaum Capital Partners, LLC
Linster W. Fox	Executive Vice President and Chief Financial Officer

(1)
Unless otherwise indicated, the principal business address of each director and executive officer is 15378 Avenue of Science, San Diego, California 92128.

        Mr. Smoot beneficially owns 25,000 shares of our Class A Common Stock (all of which are issuable upon exercise of options exercisable within 60 days of January     , 2004). As Chairman of the Board, Mr. Smoot is a part-time employee and receives approximately $120,000 per year as compensation. Mr. Smoot will not be considered a part-time employee after December 31, 2003.

        Mr. Cramer beneficially owns .72 shares of our Class B Common Stock and 12,500 shares of our Class A Common Stock (all of which are issuable upon exercise of stock options exercisable within 60 days of January     , 2004). Mr. Cramer also holds options to purchase up to an additional 37,500 shares of our Class A Common Stock which are not currently exercisable. On August 21, 2000, Mr. Cramer entered into an employment agreement with us that provides for an initial term of employment for one year that is automatically renewable thereafter for additional one-year terms. As a part of this employment agreement, Mr. Cramer also entered into a covenant not to compete with us while an employee or as a consultant to us after any termination of employment, and not to solicit our customers for a period of two years following any termination of employment. This employment agreement also provides for continuation of base pay for a period of one year from the date of termination and continuation of certain benefits at our expense for one year if we terminate Mr. Cramer's employment without cause or advance notice. On April 28, 2003, Mr. Cramer also entered into a Change in Control Severance Agreement with us pursuant to which a severance payment will be paid to Mr. Cramer for up to one year's annual salary and bonus, all unvested options and restricted stock held by Mr. Cramer will vest and we will continue certain benefit payments on behalf of Mr. Cramer for up to one year in the event Mr. Cramer is terminated without cause or resigns for good reason within 12 months after a "change in control" (as defined in this agreement; under this definition the election of candidates not nominated by the Board to a minority of the positions on the Board would not constitute a "change in control"). The benefits payable under the employment agreement would not be paid if Mr. Cramer received payment under the Change of Control Severance Agreement.

        Mr. Fernandes beneficially owns 1,800 shares of our Class A Common Stock (the receipt of which has been deferred pursuant to our 2003 Outside Director Compensation Plan).

        Mr. Holdsworth does not beneficially own any shares of our capital stock. Mr. Holdsworth is a managing partner of Tennenbaum Capital Partners, LLC, which is the beneficial owner of 1,154,085 shares of the Company's Class A Common Stock.

        Mr. Jager beneficially owns 1,800 shares of our Class A Common Stock.

        Mr. McGovern does not beneficially own any shares of our capital stock.

        Mr. Tennenbaum beneficially owns 1,155,885 shares of our Class A Common Stock (the receipt of 1,800 shares of which has been deferred pursuant to our 2003 Outside Director Compensation Plan). The shares beneficially owned by Mr. Tennenbaum include shares held of record by Special Value Bond Fund LLC, Special Value Bond Fund II LLC, and Special Value Absolute Return Fund LLC, which may be deemed to be beneficially owned by Tennenbaum Capital Partners, LLC, Mr. Tennenbaum and Tennenbaum & Co., LLC. The address and principal place of business for Tennenbaum Capital Partners, LLC, and Tennenbaum & Co., LLC is 11100 Santa Monica Boulevard, Suite 210, Los Angeles, California 90025.

        Mr. Fox beneficially owns 7,500 shares of our Class A Common Stock (all of which are subject to stock options exercisable within 60 days of January     , 2004). Mr. Fox also holds options to purchase an additional 22,500 shares of our Class A Common Stock that are not currently exercisable. On April 28, 2003, Mr. Fox entered into a Change in Control Agreement with us pursuant to which a severance payment will be paid to Mr. Fox for up to one year's annual salary and bonus, all unvested options and restricted stock held by Mr. Fox will vest and we will continue certain benefit payments on behalf of Mr. Fox for up to one year in the event Mr. Fox is terminated without cause or resigns for good cause within 12 months after a "change in control" (as defined in this agreement; under this definition the election of candidates not nominated by the Board to a minority of positions on the Board would not constitute a "change in control").

        For the current fiscal year, each director who is not an employee will receive a cash payment of $10,000, plus $1,500 for every regular board meeting attended and $1,000 for every special board meeting attended. Each member of a committee of the Board of Directors will receive $2,000 per year per committee on which he serves, with an additional payment of $2,500 ($5,000 in the case of the Audit Committee) for service as Chairman of a committee. If the terms of the 2004 Outside Director Compensation Plan are approved, members of the Board of Directors who are not employees will receive stock options, shares of restricted stock and deferred stock units.

        The following table sets forth information regarding all sales and purchases of our capital stock by the foregoing directors and executive officers within the past two years. None of the participants sold any shares of our capital stock within the past two years.

Name	Date of Transaction	Nature of Transaction	Number of shares
Edward P. Smoot	—	—	—
Jeffrey R. Cramer	—	—	—
Gary J. Fernandes	—	—	—
Mark K. Holdsworth	—	—	—
Fred G. Jager	November 3, 2002	(1)	1,800
James F. McGovern	—	—	—
Michael E. Tennenbaum	—	—	—
Linster W. Fox	—	—	—

(1)
Issued pursuant to the 2003 Director Plan.

Appendix D

Anacomp, Inc.
2004 Outside Director
Compensation Plan

ANACOMP, INC.
2004 OUTSIDE DIRECTOR COMPENSATION PLAN

  1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1   Establishment. The Anacomp, Inc. 2004 Outside Director Compensation Plan (the "Plan") is hereby established effective as of November 25, 2003 (the "Effective Date"), subject to the approval by Company stockholders.

          1.2   Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by creating an additional incentive for such persons to promote the growth and profitability of the Company.

          1.3   Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.

  2.    DEFINITIONS AND CONSTRUCTION.

          2.1   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Award" means any Option, Stock Award, Deferred Stock Award or Director Fee Award granted under the Plan.

            (b)   "Award Agreement" means a written agreement between the Company and a Outside Director setting forth the terms, conditions and restrictions of an Award granted to the Outside Director. An Award Agreement may be an "Outside Director Option Agreement," an "Outside Director Deferred Stock Award Agreement," an "Outside Director Stock Award," an "Outside Director Deferred Cash Award Agreement," or an "Outside Director Stock Units Agreement."

            (c)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (d)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (e)   "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (f)    "Company" means Anacomp, Inc., an Indiana corporation, or any successor corporation thereto.

            (g)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company.

            (h)   "Deferral Account" means an account established and maintained on the books of the Company pursuant to Section 9 and Section 10 to record Outside Director's Deferred Cash Awards, Deferred Stock Awards and Stock Unit Awards under the Plan.

            (i)    "Deferred Cash Award" means an amount equal to that portion of the Director Fees deferred by the Outside Director under the Plan to be paid in the form of cash pursuant to Section 9.

            (j)    "Deferred Stock Award" means a bookkeeping entry representing a right granted to a Outside Director pursuant to the terms and conditions of Section 8 and Section 10 to receive payment of one share of Stock.

            (k)   "Director" means a member of the Board.

            (l)    "Director Fee Award" means any Deferred Cash Award or Stock Units Award.

            (m)  "Director Fees" mean an Outside Director's annual retainer fee, meeting fees, committee fees and any other compensation payable with respect to such individual's Service as a Director, provided, however, that Director Fees shall not include any amounts paid to the Director as an expense reimbursement.

            (n)   "Disability" means the inability of the Outside Director, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Outside Director's position with the Company because of the sickness or injury of the Outside Director.

            (o)   "Dividend Equivalent" means a credit to the account of a Outside Director in an amount equal to the cash dividends paid, if any, on one share of Stock for each share of Stock represented by a Deferred Stock Award or Stock Units Award held by such Outside Director.

            (p)   "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (r)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

              (ii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (s)   "Option" means a right to purchase Stock pursuant to the terms and conditions of Section 6. An Option may be either an Annual Option or a Strategic Option, as defined in Section 6.1.

            (t)    "Outside Director" means a Director of the Company who is not an Employee or a Consultant of the Company or any of its subsidiaries, or a former Director who either has been granted one or more Awards or for whom an account is being maintained under the Plan.

            (u)   "Restriction Period" means the period established in accordance with Section 6.3 during which shares subject to a Stock Award or Deferred Stock Award are subject to Vesting Conditions.

            (v)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (w)  "Securities Act" means the Securities Act of 1933, as amended.

            (x)   "Service" means a Outside Director's employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. A Outside Director's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Outside Director renders Service to the Company, provided that there is no interruption or termination of the Outside Director's Service. Furthermore, a Outside Director's Service with the Company shall not be deemed to have terminated if the Outside Director takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Outside Director's Service shall be deemed to have terminated unless the Outside Director's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Outside Director's Award Agreement. The Outside Director's Service shall be deemed to have terminated upon an actual termination of Service. Subject to the foregoing, the Company, in its discretion, shall determine whether the Outside Director's Service has terminated and the effective date of such termination.

            (y)   "Stock" means the Class A Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

            (z)   "Stock Award" means Stock granted to an Outside Director pursuant to the terms and conditions of Section 7.

            (aa) "Stock Unit" means a bookkeeping entry representing a right granted to a Outside Director pursuant to the terms and conditions of Section 9 to receive payment of one share of Stock.

            (bb) "Stock Units Award" means an Award of Stock Units granted pursuant to either Section 9.

          2.2   Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

  3.    ADMINISTRATION.

          3.1   Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. At any time that any class of equity security of the Company is registered pursuant to

  Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.2   Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3   Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

            (a)   to determine the Fair Market Value of shares of Stock or other property;

            (b)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Outside Director's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

            (c)   to approve one or more forms of Award Agreement;

            (d)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

            (e)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Outside Director's termination of Service;

            (f)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

            (g)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.4   Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

  4.    SHARES SUBJECT TO PLAN.

          4.1   Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be One Hundred Thousand (100,000), and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock issued pursuant to an Award are repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan.

          4.2   Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Stock Awards and/or Deferred Stock Awards to be granted automatically pursuant to the terms of the Plan and to any outstanding Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards shall relate to New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share (if any) shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

  5.    ELIGIBILITY FOR PARTICIPATION.

        Only those persons who, either at the time of grant or deferral (as applicable), are serving as Outside Directors shall be eligible to become Outside Directors and either make deferrals to the Plan or to be granted an Award.

  6.    TERMS AND CONDITIONS OF OUTSIDE DIRECTOR OPTIONS.

        Outside Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

          6.1   Automatic Grant. Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

            (a)   Annual Option. Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "Annual Meeting") immediately following which such person remains an Outside Director an Option to purchase One Thousand Five Hundred (1,500) shares of Stock (an "Annual Option").

            (b)   Strategic Option. In addition to any applicable Annual Option, each Outside Director who is either appointed, as of the Annual Meeting, or who otherwise remains a member of the Strategic Planning Committee of the Board immediately following each Annual Meeting shall be granted on the date of each Annual Meeting an Option to purchase an additional Five Thousand (5,000) shares of Stock (an "Strategic Option").

            (c)   Right to Decline Outside Director Option. Notwithstanding the foregoing, any person may elect not to receive an Outside Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Outside Director Option shall receive no payment or other consideration in lieu of such declined Outside Director Option. A person who has declined an Outside Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Outside Director Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          6.2   Exercise Price. The exercise price for each Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.3   Exercisability and Term of Outside Director Options. Each Outside Director Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Option, provided that the Outside Director's Service has not terminated prior to the relevant date. Each Outside Director Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Outside Direct Option, unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing such Outside Director Option.

          6.4   Payment of Exercise Price.

            (a)   Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iii) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b)   Limitations on Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          6.5   Effect of Termination of Service.

            (a)   Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Outside Director's termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

              (i)    Disability. If the Outside Director's Service terminates because of the Disability of the Outside Director, the Option, to the extent unexercised and exercisable on the date on which the Outside Director's Service terminated, may be exercised by the Outside Director (or the Outside Director's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Outside Director's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

              (ii)   Death. If the Outside Director's Service terminates because of the death of the Outside Director, the Option, to the extent unexercised and exercisable on the date on which the Outside Director's Service terminated, may be exercised by the Outside Director's legal representative or other person who acquired the right to exercise the Option by reason of the Outside Director's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Outside Director's Service terminated, but in any event no later than the Option Expiration Date. The Outside Director's Service shall be deemed to have terminated on account of death if the Outside Director dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Outside Director's termination of Service.

              (iii)  Other Termination of Service. If the Outside Director's Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Outside Director on the date on which the Outside Director's Service terminated, may be exercised by the Outside Director at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Outside Director's Service terminated, but in any event no later than the Option Expiration Date.

            (b)   Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Outside Director is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            (c)   Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Outside Director to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Outside Director would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Outside Director's termination of Service, or (iii) the Option Expiration Date.

          6.6   Transferability of Options. During the lifetime of the Outside Director an Option shall be exercisable only by the Outside Director or the Outside Director's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

  7.    TERMS AND CONDITIONS OF STOCK AWARDS.

        The Board shall, unless an Outside Director elects to defer such Award as provided in Section 10, grant Stock Awards upon such conditions as the Board shall determine to Outside Directors as specified by this Section 7. Each such Stock Award shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Board shall establish from time to time. Any Stock Award Agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          7.1   Automatic Grant. Subject to the terms of Section 13, Stock Awards shall be granted automatically and without further action of the Board, as follows:

            (a)   Annual Grant. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted on the date of each Annual Meeting immediately following which such person remains an Outside Director Three Hundred (300) shares of Stock.

            (b)   Right to Decline Stock Awards. Notwithstanding the foregoing, any person may elect not to receive a grant of a Stock Award pursuant to this Section 7.1 by delivering written notice of such election to the Board no later than the day prior to the date such Stock Award would otherwise be granted. A person so declining a Stock Award shall receive no payment or other consideration in lieu of such declined Stock Award. A person who has declined a grant of a Stock Award may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Stock Award would be granted pursuant to Section 7.1(a).

          7.2   Purchase Price. No monetary payment shall be required as a condition of receiving a Stock Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

          7.3   Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Award shall become vested on the first anniversary of the date of grant, subject to the Outside Director's continued Service (the "Vesting Conditions"). During any period (the "Restriction Period") in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in Section 7.6. Upon request by the Company, each Outside Director shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          7.4   Voting Rights; Dividends. Except as provided in this Section and Section 7.3, during any Restriction Period applicable to shares subject to a Stock Award held by an Outside Director, the Outside Director shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions, if any, as the shares subject to the Stock Award with respect to which the dividends or distributions were paid.

          7.5   Effect of Termination of Service. Unless otherwise provided in the grant of a Stock Award and set forth in an Award Agreement, the effect of the Outside Director's termination of Service shall be that the Outside Director shall forfeit to the Company any shares acquired by the Outside Director pursuant to a Stock Award which remain subject to Vesting Conditions as of the date of the Outside Director's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Stock Awards that are not subject Vesting Conditions shall remain the property of the Outside Director upon termination of Service.

          7.6   Nontransferability of Stock Awards. Stock Awards may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Outside Director, shall be exercisable only by the Outside Director.

  8.    TERMS AND CONDITIONS OF ANNUAL DEFERRED STOCK AWARD.

        The Board shall grant Deferred Stock Awards upon such conditions as the Board shall determine to Outside Directors as specified by this Section 8. Each such Deferred Stock Award shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Board shall establish from time to time. Any Deferred Stock Award Agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          8.1   Automatic Grant. Subject to the terms of Section 13, Deferred Stock Awards shall be granted automatically and without further action of the Board, as follows:

            (a)   Annual Grant. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted Nine Hundred (900) Deferred Stock Units on the date of each Annual Meeting, so long as immediately following that Annual Meeting such person remains an Outside Director.

            (b)   Deferred Stock Units. Each Deferred Stock Award granted under this Section 8 shall, to the extent not inconsistent with the provisions of this Section 8, also comply with, and be subject to, the requirements of Section 10 of the Plan.

            (c)   Right to Decline Deferred Stock Awards. Notwithstanding the foregoing, any person may elect not to receive a grant of a Deferred Stock Award pursuant to this Section 8.1 by delivering written notice of such election to the Board no later than the day prior to the date such Award would otherwise be granted. A person so declining a Deferred Stock Award shall receive no payment or other consideration in lieu of such declined Deferred Stock Award. A person who has declined a grant of a Deferred Stock Award may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Deferred Stock Award would be granted pursuant to Section 8.1(a).

          8.2   Purchase Price. No monetary payment shall be required as a condition of receiving a Deferred Stock Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

          8.3   Vesting and Restrictions on Transfer. Deferred Stock Awards shall become vested on the first anniversary of the date of grant, subject to the Outside Director's continued Service (the "Vesting Conditions"). However, no vested Deferred Stock Award granted under this Section 8 shall be settled, as provided in Section 10.5 below, until the first to occur of either (i) the Outside Director's termination of Service or (ii) the Early Settlement Date (as defined in Section 10.2 below), provided such Early Settlement Date is at least four (4) years after the date such Deferred Stock Award was granted. Upon request by the Company, each Outside Director shall execute any agreement evidencing such Vesting Conditions and settlement restrictions prior to the receipt of an Award hereunder.

  9.    TERMS AND CONDITIONS OF DIRECTOR FEE DEFERRALS.

        Subject to the terms of Section 13, any Outside Director of the Company receiving Director Fees for services performed as an Outside Director may elect to have all or part of such Director Fees otherwise payable to the Outside Director deferred and paid at the time and in the manner prescribed in this Section 9.

          9.1   Effective Date and Duration of this Section. This Section 9 shall become effective commencing with the first calendar quarter beginning after the Effective Date and shall continue in effect for the remainder of the calendar year of the Effective Date (the "Initial Plan Year") and each subsequent calendar year commencing during the term (as provided in Section 1.3) of the Plan (a "Plan Year"). Notwithstanding any Outside Director's prior election pursuant to Section 9.2, no Director Fee Award shall be granted to such Outside Director after termination of the Plan, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of the Plan shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 13, all Director Fee Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

          9.2   Director Fee Award Elections. Each Outside Director may elect to receive Director Fee Awards in lieu of payment in cash of all or any portion not less than twenty-five percent (25%) of such Outside Director's Director Fees during the Initial Plan Year and each subsequent Plan Year (or the portion of such Plan Year following an individual's initial appointment or election as an Outside Director). For the Initial Plan Year and each subsequent Plan Year or applicable portion thereof, a Outside Director shall be entitled to elect one of the following alternative forms of payment of the value of the Outside Director's Director Fees:

            (a)   Payment in the Form of Deferred Cash Award. If elected, that portion of the Outside Director's Director Fees elected by the Outside Director to be paid in the form of Deferred Cash Award in accordance with Section 9.5, and any balance will be paid in cash in accordance with the Company's normal Director Fee payment procedures.

            (b)   Payment in the Form of a Stock Units Award. If elected, that portion of the Outside Director's Director Fees elected by the Outside Director will be paid in the form of a Stock Units Award in accordance with Section 9.6, and any balance will be paid in cash in accordance with the Company's normal Director Fee payment procedures. In connection with an election to receive a Stock Units Award, the Outside Director may elect an "Early Settlement Date" (as defined below) upon which the Stock Units Award will be settled in accordance with Section 9.6(c); provided, however, that upon termination of the Outside Director's Service prior to the Early Settlement Date, settlement shall be made as provided in Section 9.6(c). An "Early Settlement Date" is a date, if any, elected by the Outside Director which shall be a date no sooner than January 1 of the third Plan Year following the Plan Year of the Stock Units Award. A Outside Director's election of an Early Settlement Date shall become irrevocable as provided in Section 9.3(c).

          9.3   Time and Manner of Election.

            (a)   Time of Election. Each Outside Director making an election pursuant to Section 9.2 shall make such election:

              (i)    for the Initial Plan Year, prior to the earlier of (1) the date thirty (30) days following the Effective Date or (2) the commencement of the first calendar quarter beginning after the Effective Date;

              (ii)   for each subsequent Plan Year, prior to the first day of such Plan Year; and

              (iii)  in the case of a newly appointed or elected Outside Director, on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

            (b)   Deferred Cash Award Election. In addition to the requirements of Section 9.3(a), an election to defer a specific dollar amount or percentage of Director Fees shall also provide (i) the date such Deferred Cash Award credited to the Deferral Account for such year shall be distributed or commence being distributed (which date shall be at least twelve months after the end of the Plan Year for which such deferrals were made) and (ii) the form of distribution that shall apply to the amount credited to the Deferral Account for such year.

            (c)   Election Irrevocable. A Outside Director's elections pursuant to Section 9.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

            (d)   Failure to Timely Elect. Any Outside Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected to receive all of such individual's Director Fees in cash in accordance with the Company's normal Director Fee payment procedures.

            (e)   Manner of Election. Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and shall be delivered to the Chief Financial Officer of the Company.

          9.4   Automatic Grant of Director Fee Awards. Subject to the provisions of Section 4.1 and this Section 9, effective as of the last day of each quarter during any Plan Year (or the Initial Plan Year, as the case may be), each Outside Director shall be granted automatically and without further action of the Board a Director Fee Award in lieu of that portion, if any (the "Elected Quarterly Fees"), of the Director Fees earned by the Outside Director during such quarter and specified by the Outside Director's election under Section 9.2 for such Plan Year (or Initial Plan Year). In accordance with the Outside Director's election under Section 9.2 for the Plan Year (or Initial Plan Year), the Director Fee Award shall be either in the form of a Deferred Cash Award pursuant to Section 9.5 or a Stock Units Award pursuant to Section 9.6.

          9.5   Deferred Cash Award. For each Plan Year the Company shall establish and maintain on its books a Deferral Account for each Outside Director who elects to defer a specific dollar amount or percentage of his or her Director Fees for such year pursuant to such Outside Directors election. Each such Deferral Account shall be designated by the name of the Outside Director for whom established and the Plan Year to which it relates, and shall be credited with the amount of any Director Fees otherwise payable by the Company to a Outside Director during a Plan Year that such Outside Director has elected to defer pursuant to this Section 9 for such year on the date such amount would otherwise have been paid by the Company to such Outside Director.

            (a)   Deferral Account Adjustments. The amount credited to each Deferral Account maintained for a Outside Director shall not be credited with any interest, gain or other investment return.

            (b)   Deferral Account Payments. The amount credited to a Deferral Account maintained for a Outside Director (i) shall become distributable to such Outside Director on the first to occur of (1) the date specified by such Outside Director in his or her election filed with the Company for such Deferral Account (which date shall be at least twelve months after the end of the Plan Year for which such deferrals were made), or (2) the date such Outside Director ceases to provide Service to the Company, and (ii) shall be distributed to such Outside Director either in a single lump distribution or in approximately equal annual installments over a period of up to five (5) years, such form of distribution to be made in accordance with such Outside Director's election filed with the Company for such Deferral Account. When an amount credited to a Outside Director's Deferral Account becomes distributable, such amount shall be paid by the Company to such Outside Director in cash as soon as administratively feasible after the selected lump sum distribution date or installment distribution dates and charged against such Deferral Account. If the amount credited to a Deferral Account is paid in installments over a period of years, the provisions of Section 9.5(a) shall continue to apply to the amount credited to such Deferral Account until completely distributed.

            (c)   Death of Outside Director. Upon the death of a Outside Director, the dollar amount credited to each Deferral Account maintained for such Outside Director shall be distributed by the Company in a single lump sum distribution to the beneficiary or beneficiaries designated by such Outside Director. Such designation of beneficiary shall be made in writing on a form prescribed by and filed with the Company, and shall remain in effect until changed by such Outside Director by the filing of a new beneficiary designation form with the Company. If a Outside Director fails to so designate a beneficiary, or in the event all of the designated individuals are individuals who predecease the Outside Director, any remaining amounts payable under the Plan shall be paid to such Outside Director's estate. All distributions under this Section 9.5(c) shall be made as soon as administratively feasible following a Outside Director's death.

          9.6   Stock Units Award. Each Stock Units Award shall be evidenced by a Stock Units Agreement that shall specify the number of Stock Units to which such agreement pertains, the form and time of settlement of such Stock Units and such other provisions as the Board shall determine. Stock Units Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 9.6(a) through 9.6(d) below:

            (a)   Number of Stock Units Awarded. The number of Stock Units subject to a Stock Units Award shall be determined by the following formula (with any resulting fractional Stock Unit being disregarded):

        X = A / B

      where,

        "X" is the number of Stock Units subject to the Stock Units Award;

        "A" is the amount of Elected Quarterly Fees in lieu of which the Stock Units Award is granted; and

        "B" is the Fair Market Values of a share of Stock on the date of grant of the Stock Units Award.

            (b)   Voting and Dividend Equivalent Rights. Outside Directors shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Prior to settlement of a Stock Units Award, such Award shall include the right to Dividend Equivalents, pursuant to which the Outside Director shall be credited with additional whole and/or fractional Stock Units as of the date of any payment of cash dividends with respect to the Stock occurring prior to such settlement date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Units Award. The number of such whole and/or fractional

    Stock Units to be credited with respect to any Stock Units Award on the date of payment of any cash dividend shall be determined by the following formula:

        X = (A × B) / C

      where,

        "X" is the number of whole and/or fractional Stock Units to be credited with respect to the Stock Units Award;

        "A" is the amount of cash dividends paid on one share of Stock;

        "B" is the number of whole and fractional Stock Units subject to the Stock Units Award as of the cash dividend payment date and immediately prior to the crediting of Dividend Equivalents; and

        "C" is the Fair Market Value of a share of Stock on the cash dividend payment date.

            (c)   Settlement of Stock Units Award. Subject to the provisions of Section 13 below, the Company shall issue to the Outside Director, within thirty (30) days following the earlier of (i) the Early Settlement Date elected by the Outside Director with respect to the Stock Units Award or (ii) the date of termination of the Outside Director's Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Units Award. Such shares of Stock shall be fully vested and shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 13 or any applicable law, rule or regulation. The Outside Director shall not be required to pay any additional consideration to acquire shares of Stock upon settlement of a Stock Units Award. Any fractional Stock Unit subject to the Stock Units Award shall be settled in accordance with Section 9.8.

            (d)   Nontransferability of Stock Units. Prior to their settlement pursuant to Section 9.6(c), no Stock Units granted to a Outside Director shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Outside Director or the Outside Director's beneficiary, except by will or by the laws of descent and distribution.

          9.7   Effect of Termination of Service. Notwithstanding any Outside Director's prior election pursuant to Section 9.2, no Director Fee Award shall be granted to such Outside Director after termination of such Outside Director's Service as an Outside Director, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of such Outside Director's Service as an Outside Director shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 13, all Director Fee Awards granted prior to termination of a Outside Director's Service shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

          9.8   Fractional Shares. No fractional shares of Stock shall be issued upon the settlement of any Stock Units Award. Upon the settlement of any Stock Units Award, the Company shall pay to the Outside Director cash in lieu of any fractional Stock Unit subject to the Stock Units Award in an amount equal to the Fair Market Value on the settlement date of such fractional share of Stock. Nothing herein is intended to prohibit the issuance of fractional shares in a Stock Units Award, it being understood that any fractional shares shall be settled in cash upon issuance of the shares of stock.

  10.    TERMS AND CONDITIONS OF ELECTIVE DEFERRED STOCK AWARDS.

        Subject to the terms of Section 13, any Outside Director of the Company who would be eligible to receive a Stock Award for services performed as an Outside Director may elect to have all or part of the shares of Stock underlying any Stock Award which would otherwise be granted to the Outside Director deferred and eventually distributed in the form of a Deferred Stock Award at the time and in the manner prescribed in this Section 13. Any shares underlying the Deferred Stock Award shall be subject to any Vesting Conditions and Restriction Period established by the Board with respect to the Stock Award which was deferred.

          10.1   Effective Date and Duration of this Section. This Section 10 shall become effective commencing after the Effective Date and shall continue in effect for the remainder of the Initial Plan Year and each Plan Year thereafter. Notwithstanding any Outside Director's prior election pursuant to Section 10.2, no Deferred Stock Award shall be granted to such Outside Director after termination of the Plan. However, subject to compliance with applicable law as provided in Section 13, all Deferred Stock Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and any Award Agreement evidencing such Deferred Stock Award.

          10.2   Deferred Stock Award Elections. Each Outside Director may elect to receive Deferred Stock Awards in lieu of all or any portion not less than twenty-five percent (25%) of the grant of Stock as specified in Section 7.1 during the Initial Plan Year and each subsequent Plan Year. If elected, the specified portion of the Outside Director's Stock Award will be deferred in the form of a Deferred Stock Award in accordance with this Section 10, and the balance will be paid in the form of Stock in accordance with Section 7. In connection with an election to receive a Deferred Stock Award, the Outside Director may elect an "Early Stock Award Settlement Date" (as defined below) upon which the Deferred Stock Award will be settled in accordance with Section 10.5; provided, however, that upon termination of the Outside Director's Service prior to the Early Stock Award Settlement Date, settlement shall be made as provided in Section 10.8 and only to the extent such Deferred Stock Award has vested. An "Early Stock Award Settlement Date" is a date, if any, elected by the Outside Director which shall be a date no earlier than (i) a date when such shares are no longer subject to any Vesting Conditions and/or Restriction Period or (ii) January 1 of the third Plan Year following the Plan Year of the Deferred Stock Award. A Outside Director's election of an Early Stock Award Settlement Date shall become irrevocable as provided in Section 10.3.

          10.3   Time And Manner of Election.

            (a)   Time of Election. Each Outside Director making an election pursuant to Section 10.2 shall make such election:

              (i)    for the Initial Plan Year, prior to the earlier of (1) the date thirty (30) days following the Effective Date or (2) the commencement of the first calendar quarter beginning after the Effective Date;

              (ii)   for each subsequent Plan Year, prior to the first day of such Plan Year; and

              (iii)  in the case of a newly appointed or elected Outside Director, on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

            (b)   Deferred Stock Award Election. In addition to the requirements of Section 10.3(a), an election to defer any portion of a Stock Award shall also provide (i) the Early Stock Award Settlement Date such Deferred Stock Award credited to the Deferral Account for such year shall be distributed or commence being distributed and (ii) the form of distribution (i.e., lump sum or installments) that shall apply to the amount credited to the Deferral Account for such year.

            (c)   Election Irrevocable. A Outside Director's elections pursuant to Section 10.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

            (d)   Failure to Timely Elect. Any Outside Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected to receive all of such individual's Stock Award in accordance with Section 7.

            (e)   Manner of Election. Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and shall be delivered to the Chief Financial Officer of the Company.

          10.4   Voting and Dividend Equivalent Rights. Outside Directors shall have no voting rights with respect to shares of Stock represented by Deferred Stock Awards until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Prior to settlement of a Deferred Stock Award, such Award shall include the right to Dividend Equivalents, pursuant to which the Outside Director shall be credited with additional whole shares of Deferred Stock as of the date of any payment of cash dividends with respect to the Stock occurring prior to such settlement date. Such additional Deferred Stock Awards shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Deferred Stock originally subject to the Deferred Stock Award. The number of such whole shares of Deferred Stock to be credited with respect to any Deferred Stock Award on the date of payment of any cash dividend shall be determined by the formula provided in Section 9.6(b).

          10.5   Settlement of Deferred Stock Award. Subject to the provisions of Section 13 below, the Company shall issue to the Outside Director, within thirty (30) days following the earlier of (i) the Early Stock Award Settlement Date elected by the Outside Director with respect to the Deferred Stock Award or (ii) the date of termination of the Outside Director's Service, a number of whole shares of Stock equal to the number of whole Deferred Stock subject to the Deferred Stock Award which are then vested. Such shares of Stock issued by the Company shall be thereafter fully vested and shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 13 or any applicable law, rule or regulation. The Outside Director shall not be required to pay any additional consideration to acquire shares of Stock upon settlement of a Deferred Stock Award. Only whole shares of Stock may be subject to the Deferred Stock Award.

          10.6   Nontransferability of Deferred Stock Awards. Prior to their settlement pursuant to Section 10.5, no Deferred Stock Awards granted to a Outside Director shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Outside Director or the Outside Director's beneficiary, except by will or by the laws of descent and distribution.

          10.7   Effect of Termination of Service. Notwithstanding any Outside Director's prior election pursuant to Section 10.2, no Deferred Stock Award shall be granted to such Outside Director after termination of such Outside Director's Service as an Outside Director. However, subject to compliance with applicable law as provided in Section 13, all Deferred Stock Awards granted prior to termination of a Outside Director's Service shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Deferred Stock Award.

          10.8   Deferred Stock Awards. For each Plan Year the Company shall establish and maintain on its books a Deferral Account for each Outside Director who elects to defer any shares of stock subject to a Deferred Stock Award for such year pursuant to such Outside Directors election. Each such Deferral Account shall be designated by the name of the Outside Director for whom established and the Plan Year to which it relates, and shall be credited with the amount of any Deferred Stock otherwise payable by the Company to a Outside Director during a Plan Year that such Outside Director has elected to defer pursuant to this Section 10 for such year on the date such shares would otherwise have been granted by the Company to such Outside Director.

            (a)     Deferral Stock Award Distribution. The amount credited to a Deferral Account maintained for a Outside Director (i) shall become distributable to such Outside Director on the first to occur of (1) the Early Stock Award Settlement Date specified by such Outside Director in his or her election filed with the Company for such Deferral Account, or (2) the date such Outside Director ceases to provide Service to the Company (and then only to the extent such Deferred Stock Awards are vested), and (ii) shall be distributed to such Outside Director either in a single lump distribution or in approximately equal annual installments over a period of up to five (5) years, such form of distribution to be made in accordance with such Outside Director's election filed with the Company for such Deferral Account. When an amount credited to a Outside Director's Deferral Account becomes distributable, such amount shall be distributed by the Company to such Outside Director in the form of shares of Stock as soon as administratively feasible after the selected lump sum distribution date or installment distribution dates and charged against such Deferral Account.

            (b)     Death of Outside Director. Upon the death of a Outside Director, the vested shares credited to each Deferral Account maintained for such Outside Director shall be distributed by the Company in a single lump sum distribution to the beneficiary or beneficiaries designated by such Outside Director. Such designation of beneficiary shall be made in writing on a form prescribed by and filed with the Company, and shall remain in effect until changed by such Outside Director by the filing of a new beneficiary designation form with the Company. If a Outside Director fails to so designate a beneficiary, or in the event all of the designated individuals are individuals who predecease the Outside Director, any remaining amounts payable under the Plan shall be paid to such Outside Director's estate. All distributions under this Section 10.8(b) shall be made as soon as administratively feasible following a Outside Director's death.

          10.9   Automatic Grant of Deferred Stock Awards. Subject to the provisions of Section 4.1, Section 7 and this Section 10, each Outside Director shall be granted automatically and without further action of the Board a Deferred Stock Award in lieu of that portion, if any, of the Stock Award to be granted to the Outside Director during each Plan Year and specified by the Outside Director's election under Section 10.2 for such Plan Year (or Initial Plan Year) until such time as the Outside Director timely submits to the Company a revised election with respect to such Stock Award and/or Deferred Stock Award.

  11.    STANDARD FORMS OF AWARD AGREEMENT.

          11.1   Award Agreement. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

          11.2   Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

  12.    CHANGE IN CONTROL.

          12.1   A "Change in Control" shall mean the occurrence of any of the following:

            (a)   Any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing fifty percent (50%) or more of the total voting power represented by Company's then outstanding voting securities; or

            (b)   Any action or event occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of Company as of the Effective Date, or (B) are elected or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of Company); or

            (c)   The consummation of a merger or consolidation of Company with any other corporation, other than a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation; or

            (d)   The consummation of the sale, lease or other disposition by Company of all or substantially all Company's assets; or

            (e)   Adoption by the shareholders of a plan of liquidation or approval by shareholders of a proposal to dissolve of the Company.

            (f)    Notwithstanding the foregoing, if either of the parties who are grandfathered under the Company's Rights Plan (i.e., Tennenbaum Capital Partners (and its affiliates) and Franklin (and its affiliates)) are the parties that trigger the definition of a Change of Control (either as a "person" acquiring shares, through a merger or consolidation or by effecting a change in the composition of the Board of Directors), then the transaction would not be considered to be a "Change of Control" under this Plan, unless within the six months immediately following the action that would otherwise be a "Change of Control" the grandfathered person transfers a controlling interest in the Company to another party that is not an affiliate of the grandfathered person.

          12.2   Effect of Change in Control on Outside Director Options. In the event of a Change in Control, any unexercisable or unvested portions of outstanding Outside Director Options and any shares acquired upon the exercise thereof held by Outside Directors whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Outside Director Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 12.2 shall be conditioned upon the consummation of the Change in Control.

  In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Outside Director Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Outside Director Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Outside Director Options immediately prior to a Change in Control described in Section 12.1(c) constituting a Change in Control is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Outside Director Options shall not terminate.

          12.3   Effect of Change in Control on Deferred Cash Awards. In the event of a Change in Control, the dollar amount credited to each Deferral Account maintained under the Plan shall be immediately distributed by the Company in a single lump sum distribution to the Outside Director effective as of the date ten (10) days prior to the date of the Change in Control. The distribution of any Deferred Cash Awards that was permissible solely by reason of this Section 12.3 shall be conditioned upon the consummation of the Change in Control.

          12.4   Effect of Change in Control on Stock Awards. In the event of a Change in Control, the lapsing of any Vesting Conditions applicable to the shares subject to the Stock Award held by a Outside Director whose Service has not terminated prior to such date shall be fully accelerated effective as of the date of the Change in Control. This acceleration of the lapsing of Vesting Conditions permissible solely by reason of this Section 12.4 shall be conditioned upon the consummation of the Change in Control.

          12.5   Effect of Change in Control on Stock Units. In the event of a Change in Control, the Acquiring Corporation may either assume the Company's rights and obligations under outstanding Stock Units Awards or substitute for outstanding Stock Units Awards substantially equivalent awards with respect to the Acquiring Corporation's stock. Any outstanding Stock Units Awards not assumed or substituted for by the Acquiring Corporation shall be settled in accordance with Section 9.6 immediately prior to the effective date of the Change in Control.

          12.6   Effect of Change in Control on Deferred Stock Awards. In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Deferred Stock Award held by a Outside Director whose Service has not terminated prior to such date shall be fully accelerated effective as of the date of the Change in Control. This acceleration of the lapsing of Vesting Conditions permissible solely by reason of this Section 12.6 shall be conditioned upon the consummation of the Change in Control. In addition, the Acquiring Corporation may either assume the Company's rights and obligations under outstanding Deferred Stock Awards or substitute for outstanding Deferred Stock Awards substantially equivalent awards with respect to the Acquiring Corporation's stock. Any outstanding Deferred Stock Awards not assumed or substituted for by the Acquiring Corporation shall be settled in accordance with Section 10.5 immediately prior to the effective date of the Change in Control.

          12.7   Effect of Change in Control on Unpaid Director Fees. In the event of a Change in Control, any Director Fees with respect to which the Company has not granted either a Deferred Cash Award or a Stock Units Award pursuant to Section 9 prior to the effective date of the Change in Control shall be paid in cash immediately prior to such effective date.

  13.    COMPLIANCE WITH LAW.

          13.1   Securities Laws. The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Outside Director to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          13.2   Indiana Business Combination Statute. All issuances of shares of Stock, grants of Awards and other transactions under this Plan are subject to the limitation that no shares of Stock, Awards or other securities of the Company may be acquired by an "interested shareholder" under the Indiana Business Combination Statute (or an affiliate or associate of an interested shareholder) if the direct or indirect effect of that transaction (when considered with other transactions hereunder) would be to increase the proportionate share of the outstanding class or series of voting shares or securities convertible into voting shares of the Company that is directly or indirectly owned by the interested shareholder or any affiliate or associate of the interested shareholder. All questions regarding the interpretation of this section shall be resolved so that the Company is in compliance with the applicable portions of the Indiana Business Combination Statute.

  14.    TERMINATION OR AMENDMENT OF PLAN.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, and provided the Company Stock is not then listed on the Nasdaq National Market or the Nasdaq SmallCap Market, or such other national or regional securities exchange or market system which may require stockholder approval, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.1 or Section 4.2) and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Outside Director, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

  15.    MISCELLANEOUS PROVISIONS.

          15.1   Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable pursuant to an Award, or to accept from the Outside Director the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Award. Alternatively or in addition, in its discretion, the Company shall have the right to require the Outside Director, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with any Award. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company's tax withholding obligations have been satisfied by the Outside Director.

          15.2   Provision of Information. Each Outside Director shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

          15.3   Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

          15.4   Beneficiary Designation. Each Outside Director may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Outside Director's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Outside Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Outside Director in writing with the Company during the Outside Director's lifetime. In the absence of any such designation, benefits remaining unpaid at the Outside Director's death shall be paid to his or her estate.

          15.5   Unfunded Obligation. Any benefits payable to Outside Directors pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Outside Director account shall not create or constitute a trust or fiduciary relationship between the Committee or the Company and a Outside Director, or otherwise create any vested or beneficial interest in any Outside Director or the Outside Director's creditors in any assets of the Company. The Outside Directors shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. To the extent that any person acquires a right to receive any payment from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

ANACOMP, INC.
EMPLOYEE STOCK BONUS PLAN

  1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1   Establishment. This Employee Stock Bonus Plan (the "Plan") is hereby established effective as of                         , 2004 (the "Effective Date"), subject to the approval by Company stockholders.

          1.2   Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          1.3   Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Award Agreements have lapsed. However, all Awards shall be granted, if at all, within ten years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

  2.    DEFINITIONS AND CONSTRUCTION.

          2.1   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Award" means a Stock Purchase Right granted pursuant to the terms and conditions of the Plan.

            (b)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to shares of Stock to be issued to the Participant pursuant to the Plan.

            (c)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (d)   "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (e)   "Company" means Anacomp, Inc., an Indiana corporation, or any successor corporation thereto.

            (f)    "Director" means a member of the Board.

            (g)   "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (h)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                (i)  If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

               (ii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (i)    "Participant" means a person who has been granted one or more Awards.

            (j)    "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Internal Revenue Code of 1986.

            (k)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

            (l)    "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

            (m)  "Purchase Price" means the applicable purchase price for each Award established solely in the discretion of the Board, if any; provided, however, that the purchase price shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Award, and no Award granted to a Ten Percent Owner shall have an exercise price per share less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the Award.

            (n)   "Securities Act" means the Securities Act of 1933, as amended.

            (o)   "Service" means an Participant's employment or service with the Participating Company Group solely in the capacity of an Employee.

            (p)   "Stock" means the Class A Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

            (q)   "Stock Purchase Right" means a right to receive Stock pursuant to Section 6 below.

            (r)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986.

            (s)   "Ten Percent Owner" means a Participant who, at the time an Award is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 260.140.42 of Title 10 of the California Code of Regulations.

          2.2   Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated

  by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

  3.    ADMINISTRATION.

          3.1   Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

          3.2   Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3   Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

            (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

            (b)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical), including, without limitation, (i) the method for satisfaction of any tax withholding obligation arising in connection with the Award and (ii) the timing, terms and conditions of any vesting of the Award;

            (c)   to approve one or more forms of Award Agreement;

            (d)   to accelerate, continue, extend or defer the vesting of any Award;

            (e)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions; and

            (f)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

  4.    SHARES SUBJECT TO PLAN.

          4.1   Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Thirty Thousand (30,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any shares of Stock granted pursuant to the Plan are forfeited to, or are repurchased by, the Company, such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of shares of Stock issuable under the Plan (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any Award or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45)

  of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

          4.2   Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to outstanding Awards. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole share. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

  5.    PERSONS ELIGIBLE FOR PARTICIPATION.

        Awards may be granted only to Employees. Any eligible person may be granted more than one Award under the Plan.

  6.    TERMS AND CONDITIONS OF AWARDS.

        Awards shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1   Rights to Purchase. After the Board determines that it will offer an Award under the Plan, it shall advise the eligible Employee in writing or electronically of the terms, conditions and restrictions related to the offer, including, as applicable, the number of Shares that such person shall be entitled to purchase, the Purchase Price to be paid, the forms of consideration authorized for payment of the Purchase Price, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Award Agreement in the form determined by the Board.

          6.2   Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the payment of any Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a fair market value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Award. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Award. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Award Agreement until the Participating Company Group's tax withholding obligations have been satisfied.

          6.3   Vesting, Restrictions on Transfer and Termination of Award. Shares issued pursuant to any Award may, but need not, be made subject to vesting conditioned upon the satisfaction of such Service requirements, performance goals, or other restrictions (the "Vesting Restrictions") as shall be determined by the Board and set forth in the Award Agreement evidencing such Award. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Award, any Award granted hereunder shall terminate ten years after the effective date of grant of the Award, unless earlier terminated in accordance with its provisions.

          6.4   Voting Rights; Dividends. During such time a share is subject to Vesting Restrictions, the Participant shall have all of the rights of a shareholder of the Company holding such share, including the right to vote the share and to receive all dividends and other distributions paid with respect to such share; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Restrictions as the shares of Stock with respect to which they were paid.

          6.5   Effect of Termination of Service. If a Participant's Service with the Participating Company Group terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), the Participant shall forfeit to the Company shares of Stock acquired by the Participant pursuant to an Award which remain subject to Vesting Restrictions as of the date of the Participant's termination of Service.

          6.6   Nontransferability of Award. During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Award shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Award, an Award shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations and the General Instructions to Form S-8 Registration Statement under the Securities Act.

  7.    STANDARD FORMS OF AWARD AGREEMENT.

          7.1   Award Agreement. Unless otherwise provided by the Board at the time the Award is granted, an Award shall comply with and be subject to the terms and conditions set forth in the form of Award Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2   Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement described in this Section 7 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

  8.    CHANGE IN CONTROL.

          8.1   Definitions.

            (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

            (b)   A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the

    "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2   Effect of Change in Control on Awards. In the event of a Change in Control, all unvested Awards outstanding as of the effective date of the Change in Control shall become one hundred percent (100%) vested as of such date. In addition, in the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of the Participant, either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards for the Acquiring Corporation's stock. Any Awards which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Awards immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Awards shall not terminate unless the Board otherwise provides in its discretion.

  9.    PROVISION OF INFORMATION.

        At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Participant. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

  10.    COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. No shares may be issued pursuant to an Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares may be issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of shares pursuant to any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

  11.    AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

        The Board may amend, suspend or terminate the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be no amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule.

  12.    SHAREHOLDER APPROVAL.

        The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Awards granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

ANACOMP, INC.
EMPLOYEE STOCK BONUS PLAN
AWARD AGREEMENT

        THIS AWARD AGREEMENT (the "Agreement") is made and entered into as of «Date              of              Grant», (the "Date of Grant") by and between Anacomp, Inc. (the "Company") and «Participant» (the "Participant").

        The Company hereby grants to the Participant «No              of              Shares» shares (the "Shares") of Stock, which shall become fully vested and transferable on «Date              of              Vesting» (the "Vesting Date"), subject to the terms and conditions set forth in this Agreement and the Anacomp, Inc. Employee Stock Bonus Plan (the "Plan"), the provisions of which are incorporated herein by reference.

  1.    DEFINITIONS AND CONSTRUCTION.

          1.1   Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan.

          1.2   Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

  2.    THE AWARD.

          2.1   Grant and Issuance of Shares. On the Date of Grant, the Participant will acquire and the Company will issue, the Shares subject to the provisions of the Plan and Section 3 of this Agreement. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company, either in writing or in any other electronic means acceptable to the Company, a copy of this Agreement executed by the Participant.

          2.2   No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares. The payment of the Fair Market Value of the Shares shall be considered paid by past services actually rendered by the Participant to the Company or for its benefit.

          2.3   Certificate Registration. The certificate for the Shares shall be registered in the name of the Participant and shall be delivered to the Participant on or after the Vesting Date.

  3.    VESTING CONDITIONS.

          3.1   Normal Vesting. Except as provided in Sections 3.2 and 3.3, the Shares shall become one hundred percent (100%) vested on the Vesting Date. No additional Shares will become vested following the Participant's termination of Service for any reason.

          3.2   Forfeiture of Shares Upon Termination. Notwithstanding any other provision of the Plan or this Agreement, if the Participant's Service is terminated anytime prior to the Vesting Date, the Participant shall forfeit any and all rights associated with such Shares and shall not be entitled to any other property, securities or cash from the Company in lieu of such forfeited Shares.

          3.3   Acceleration of Vesting Upon a Change in Control. In the event of a Change in Control, the vesting of the Shares shall be accelerated in full effective as of the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date.

  4.    TAX WITHHOLDING.

        At the time that this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations. The Participant is cautioned that the Company shall have no obligation to issue a certificate for the Shares unless the tax withholding obligations of the Company have been satisfied.

  5.    EMPLOYMENT MATTERS.

        Nothing in this Agreement will create in any manner whatsoever an employment agreement between Company and the Participant or affect in any manner the right or power of the Company, or any Participating Company, to terminate the Participant's Service for any reason or no reason, with or without cause, subject to any other agreements between Company and the Participant.

  6.    RIGHTS AS A SHAREHOLDER.

        The Participant shall have no rights as a shareholder with respect to the Shares until the Date of Grant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the Date of Grant. On the Date of Grant, the Participant shall become the record holder of the Shares, entitled to dividends, if any, voting rights and other rights of a holder thereof, subject to the provisions of this Agreement. Subject to the provisions of this Agreement, the Participant shall, during its term, have all rights and privileges of a shareholder with respect to the Shares.

  7.    RESTRICTIONS ON ISSUANCE OF SHARES.

        Notwithstanding any other provision of this Agreement to the contrary, no Shares shall be issued if the issuance or delivery of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance of the Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested.

  8.    RESTRICTIONS ON TRANSFER OF SHARES.

        No shares acquired pursuant to this Agreement may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, prior to the Vesting Date. The Company shall not be required (a) to transfer on its books any shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

  9.    LEGENDS.

        The Company may at any time place legends referencing the vesting provisions and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares.

  10.    MISCELLANEOUS.

          10.1   Administration. All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Shares.

          10.2   Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

          10.3   Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          10.4   Entire Agreement. This Agreement, together with the exhibits hereto, and the Plan constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and therein and there are no agreements or understandings between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein. No amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

          10.5   Other Shareholder Agreements. Notwithstanding any other agreement, contract or other document evidencing a Participant's ownership of Company Stock to the contrary, by acceptance of this Award the Participant acknowledges that the rights and privileges associated with the Shares awarded by this Agreement are entirely and solely governed by the provisions of the Plan and this Agreement.

          10.6   Specific Performance. The Participant agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement in addition to any other remedies available to the Company.

          10.7   Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

          10.8   Validity. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision will be interpreted so as best to reasonably effect the intent of the parties hereto.

          10.9   Applicable Law. This Agreement shall be governed by the laws of the State of California, without regard to such state's conflicts of laws.

ANACOMP, INC.
By:
Title:
Address:	15378 Avenue of Science San Diego, California 92128

        The undersigned Participant acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit A. The Participant represents that the Participant has read and is familiar with the terms and provisions of the Plan and this Agreement and hereby accepts the Shares subject to all of the terms and provisions hereof. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

PARTICIPANT
Date:
Participant Address:

ATTACHMENTS
Exhibit A: Stock Bonus Plan

EXHIBIT A

ANACOMP, INC.

EMPLOYEE STOCK BONUS PLAN

Appendix F

ANACOMP, INC.
CORPORATE GOVERNANCE GUIDELINES

        These Corporate Governance Guidelines have been approved and adopted by the Board of Directors of Anacomp, Inc. Together with the charters of the various board committees, these Guidelines provide the framework for various corporate governance matters at Anacomp. These Guidelines reflect the Board's current views with respect to the issues discussed. The Board will review these Guidelines as necessary to incorporate any changes the Board considers to be appropriate.

        Except where the Guidelines reflect the requirements of law or the listing requirements of a market or exchange where Anacomp's securities are traded, these Guidelines are neither intended to be, nor are they, rigid rules that govern activities or decisions of the Board or its committees. These Guidelines do not modify, nor are they interpretations of, Anacomp's Articles of Incorporation, Bylaws, or any applicable law, rule or regulation.

Role of Board And Management

        The Board of Directors is elected by the shareholders. Except for those matters reserved for shareholder approval, the Board of Directors is the ultimate decision-making body of the Company. The Board of Directors selects the Company's senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board advises and guides senior management and monitors its performance.

        The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders. In fulfilling that responsibility, the directors may rely on the honesty and integrity of the Company's senior management and on legal, accounting, financial and other advisors.

Director Independence

        The Board believes that, as a matter of policy and consistent with applicable laws, rules and regulations, a substantial majority of the Board should be "independent directors." In no event will the Board consist of less than a majority of independent directors.

        In making a determination regarding a director's independence, the Board shall consider all relevant facts and circumstances, including the director's business and familial relationships, and such other criteria as the Board may, in its discretion, determine relevant. The Board will also base its determination on standards established by law and the primary market on which the shares of the Company trade.

        In addition to satisfying all of the independence criteria set forth above, no member of the Audit Committee may:

  •
  receive any consulting, advisory or other compensatory fees from the Company or any of its subsidiaries (other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other committee of the Board), or

  •
  Be an "affiliated person" of the Company or any of its subsidiaries (as defined by the Securities and Exchange Commission), except as a director of the Company.

Director Qualifications

        The Nominating and Governance Committee is responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and the anticipated skills that would help contribute to the Company's success. This assessment should include issues bearing on the members' skills (such as understanding of competitive, technology, finance, marketing, and international issues that are likely to affect the Company), all in the context of an evaluation of the perceived needs of the Board at that point in time. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all of our shareholders. They should also have an inquisitive and objective perspective and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in various organizations, and in areas that are relevant to our activities. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions they can make. Board members are expected to rigorously prepare for, attend, and participate in all Board and applicable Committee meetings.

Limits On Director Outside Activities

        Directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Each Board member is expected to ensure that other existing and planned future commitments do not conflict with or materially interfere with the member's service as a director. Directors are expected to avoid any action, position or arrangement that conflicts with an interest of the Company, or gives the appearance of a conflict.

Size of Board

        The Board currently has seven members. The Board reviews from time to time the appropriate size of the Board. The Board will consider changing its size to accommodate outstanding candidates or to satisfy specific needs, and will weigh those potential advantages against the difficulties that accompany larger boards.

Classified Board

        Under a standing resolution of the Board, the Board will not propose to classify (i.e., divide the board into multiple classes of directors, with members of each class serving for multi-year terms) the Board as permitted by the Company's Articles of Incorporation except upon the affirmative vote of two-thirds or more of the total number of directors.

Board Meetings

        Regular and Special Meetings.    The Board currently holds regularly scheduled meetings and calls for special meetings as necessary.

        Attendance.    Directors are expected to attend all meetings of the Board and Committees of the Board on which they serve and, in discharging their duties properly, to spend the time needed and to meet as frequently as necessary. It is understood that, on occasion, circumstances may arise that prevent a director from attending a meeting.

        Approval of Agenda.    The Chairman of the Board will approve the agenda for each Board meeting.

        Director Requests.    Any director may request that an item be included on the agenda.

        New Agenda Items.    While the agenda is carefully planned, it is flexible enough so that unexpected developments can be discussed at Board meetings.

        Advance Materials Distribution.    Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting are, to the extent practicable, distributed to the directors in advance of the meeting and directors should review these materials prior to the meeting. The Board acknowledges that certain materials are of an extremely sensitive nature and that distribution of materials on these matters prior to Board meetings may not be appropriate.

Separation of Chairman and CEO

        The Board elects its Chairman and appoints the Company's Chief Executive Officer according to its view of what is best for the Company at any given time. The Board does not believe there should be a fixed rule as to whether the offices of Chairman and CEO should be vested in the same person or two different people, or whether the Chairman should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to fill those roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the Company.

Executive Sessions of Independent Directors

        The independent directors of the Board will meet in Executive Session as required and at least two times each year, typically before or after a regularly scheduled Board meeting, and at any other time requested by any independent director. The Executive Sessions are led by the Chairman of the Nominating and Governance Committee.

Board Access to Management

        The independent members of the Board have access to Company employees in order to obtain the information necessary to fulfill their duties. The Board may establish a process for such inquiries.

Director Compensation

        On an annual basis, the Nominating and Governance Committee shall review the compensation for non-employee directors. The Nominating and Governance Committee shall be responsible for recommending to the full Board changes in the compensation for non-employee directors, and shall be guided by the following goals:

  •
  directors should be fairly compensated for the work required in discharge of their duties;

  •
  compensation should align the directors' interests with the long-term interests of stockholders; and

  •
  the compensation policy should be easy for stockholders to understand.

Grants of equity securities (and securities convertible or exercisable for equity securities) will be made subject to plans that are submitted for shareholder approval.

Committees

        The Board will have an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Strategic Planning Committee. The members of the Audit Committee will also satisfy the independence criteria established by law. The Board may from time to time establish additional committees as necessary or appropriate. The Nominating and Governance Committee will review the qualifications of prospective committee members and make recommendations to the Board. Committee members will be appointed by the Board. Consideration should be given to rotating committee members periodically, but rotation is not mandated as a policy.

        Each standing committee will have its own charter. The charters will set forth the purposes of the committees as well as qualifications for committee membership. The charters shall be posted on the Company's website.

        The Chairman of each committee, in consultation with the committee members and senior management, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda and provide reports to the Board as appropriate.

Board Composition: Retirement Age

        The Board believes that 72 is an appropriate retirement age for outside directors.

Board Composition: Term Limits

        The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Board Composition: Change in Director Responsibilities

        The Board does not believe that directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. However, the Board, via the Nominating and Governance Committee, will review the continued appropriateness of Board membership under these circumstances.

Retention of Advisors/Consultants

        The Board and each committee of the Board shall have the authority to retain outside financial, legal or other advisors as they deem appropriate.

Evaluation of Board Performance

        The Nominating and Governance Committee is responsible for conducting an annual evaluation of the performance of the full Board and reports its conclusions to the Board. The Nominating and Governance Committee's report should generally include an assessment of the Board's compliance with the principles set forth in these guidelines, as well as identification of areas in which the Board could improve its performance.

Stock Ownership Guidelines for Directors

        While the Board does not establish a required or suggested level of share ownership for individual directors, the Board believes that directors should own a material number of shares of the Company in order to align their interests with the long-term interests of the Company's shareholders.

Director Education and Orientation

        The Company shall provide for the initial orientation of new directors and for the continued education of all directors, and shall periodically provide materials or educational seminars on matters relevant to the discharge of their duties. Following the election of a new director, such director shall spend half day at the Company's headquarters and meet with the Company's senior management for briefing on the Company's strategic plans, financial reporting, auditing processes and key policies and procedures.

Continuing Education

        The Board encourages its members to participate in continuing education programs sponsored by universities, stock exchanges or other organizations or consultants specializing in director education.

CEO Evaluation

        The Compensation Committee conducts a review at least annually of the performance of the CEO. The Compensation Committee shall establish the evaluation process and determines the specific criteria on which the performance of the CEO is evaluated.

Management Succession

        In conjunction with the annual evaluation of the CEO, the independent directors of the Board shall work with the CEO to plan for the succession of the CEO and to develop plans for interim succession of the CEO in the event the CEO becomes unable to perform his or her duties.

Limitation on Service on Other Boards

        Directors who also serve as CEOs or in equivalent positions should not serve on more than 2 boards of public companies in addition to the Board, and other directors should not serve on more than 4 other boards of public companies in addition to the Company's board. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director's service on the Company's board.

Revisions to the Guidelines.

        The Nominating and Governance Committee will review these corporate governance guidelines periodically and will recommend to the Board such revisions as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively.

        Date of last revision: January 13, 2004

WHITE PROXY

ANACOMP 2004 PROXY CARD

ANACOMP, INC.
15378 Avenue of Science
San Diego, CA 92128

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Edward P. Smoot and Paul J. Najar, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting then the action of such one to be in any event controlling), to vote all stock of Anacomp, Inc., an Indiana corporation, (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held February       , 2004 at 10:00 a.m. at the Company's principal offices, 15378 Avenue of Science, San Diego, CA 92128, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as such proposals are more particularly described in the Company's Proxy Statement dated January       , 2004, receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE. FAILURE TO WITHHOLD AUTHORITY TO VOTE WITH RESPECT TO ANY NOMINEE FOR DIRECTOR UNDER PROPOSAL 1 SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND THE NOMINEES BELOW.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

WHITE PROXY

        A VOTE FOR THE FOLLOWING PROPOSALS AND NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS:

1. ELECTION OF DIRECTORS TO HOLD OFFICE FOR A ONE YEAR TERM AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED. Nominees: Edward P. Smoot, Jeffrey R. Cramer, Gary J. Fernandes, Mark K. Holdsworth, Fred G. Jager, James F. McGovern, Michael E. Tennenbaum
FOR ALL ☐	WITHHELD FOR ALL ☐	☐	WITHHELD FOR (WRITE THE NOMINEE'S NAME IN THE SPACE BELOW):
Nominee
2. AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DELETE SECTION 3 OF ARTICLE VII THEREOF.			5. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.
FOR ☐	AGAINST ☐	ABSTAIN ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. APPROVAL OF THE ADOPTION OF THE 2004 OUTSIDE DIRECTOR COMPENSATION PLAN.			6. APPROVAL OF ANY ADJOURNMENTS OF THE MEETING TO ANOTHER TIME OR PLACE, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, FOR THE
FOR ☐	AGAINST ☐	ABSTAIN ☐	PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF ANY OF THE FOREGOING PROPOSALS.
			FOR ☐	AGAINST ☐	ABSTAIN ☐
4. APPROVAL OF ADOPTION OF THE EMPLOYEE STOCK BONUS PLAN.			DATED:
FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature(s)
Title:
PLEASE SIGN EXACTLY AS NAME APPEARS ON PROXY. WHEN SHARES ARE HELD JOINTLY OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE CAPACITY IN WHICH SIGNING.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

QuickLinks

TABLE OF CONTENTS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION AND VOTING
NOMINATIONS BY LLOYD MILLER
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO DELETE INAPPLICABLE PROVISION
PROPOSAL NO. 3 APPROVAL OF ADOPTION OF THE 2004 OUTSIDE DIRECTOR COMPENSATION PLAN
PROPOSAL NO. 4 APPROVAL OF ADOPTION OF THE EMPLOYEE STOCK BONUS PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 6 ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
OTHER MATTERS
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Directors and Executive Officers
Other Beneficial Holders of Common Stock
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF SHAREHOLDER RETURN
Comparison of Cumulative Total Return From February 11, 2002 through September 30, 2003(1): Anacomp, CRSP Total Return Index for the Nasdaq Stock Market and Nasdaq Computer and Data Processing Index
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Appendix A Audit Committee Charter ANACOMP, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Appendix B Nominating and Governance Committee Charter ANACOMP, INC. CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS
Appendix C Participant Information
Directors and Executive Officers
Appendix D Anacomp, Inc. 2004 Outside Director Compensation Plan
ANACOMP, INC. EMPLOYEE STOCK BONUS PLAN
ANACOMP, INC. EMPLOYEE STOCK BONUS PLAN AWARD AGREEMENT
EXHIBIT A
Appendix F
ANACOMP 2004 PROXY CARD